EXHIBIT 99.2

SUPPLEMENT TO

CONSENT SOLICITATION STATEMENT DATED MAY 26, 2006

APPLETON PAPERS INC.

Solicitation of Consents to Amendments of

Certain Provisions of the Indentures Governing its

8 1/8% Senior Notes due 2011 (CUSIP No. 038101AE1)

9 3/4% Senior Subordinated Notes due 2014 (CUSIP No. 038101AH4)

This Supplement (the “Supplement”) hereby amends and supplements and becomes a part of, as of the date hereof, the Consent Solicitation Statement dated May 26, 2006 (the “Consent Solicitation Statement,” as supplemented hereby, the “Supplemented Consent Solicitation Statement”), relating to a solicitation by Appleton Papers Inc., a Delaware corporation (“we,” “us,” “Appleton” or the “Company”), of consents of Holders on the Record Date of its 8 1/8% Senior Notes due 2011 (the “Senior Notes”) and its 9 3/4% Senior Subordinated Notes due 2014 (the “Senior Subordinated Notes” and together with the Senior Notes, collectively, the “Notes”) of Appleton, to amendments (the “Proposed Amendments”) of certain provisions of the indenture (in effect on the date hereof) governing the Senior Notes (the “Senior Note Indenture”) and certain provisions of the indenture (in effect on the date hereof) governing the Senior Subordinated Notes (the “Senior Subordinated Note Indenture” and together with the Senior Note Indenture, collectively, the “Indentures”). Capitalized terms used, but not defined, in this Supplement have the meanings assigned to them in the Consent Solicitation Statement.

We have amended the terms of the Consent Solicitation as follows:

•	The terms of the proposed restricted payments covenant under Section 4.07(b)(15) of the Senior Note Indenture and Section 4.07(b)(14) of the Senior Subordinated Note Indenture have been amended to provide for a $45 million cap with respect to the aggregate amount of restricted payments that Paperweight may make under such respective clause during any period of four consecutive fiscal quarters to satisfy its obligations to repurchase its common stock pursuant to Appleton’s employee stock ownership plan and applicable law.

•	In connection with the above-mentioned amendment, the definition “Credit Agreement Reference Amount” is no longer used and such definition, as well as all references to Credit Agreement Reference Amount, have been deleted.

•	We have increased the Consent Payment that we will pay all Holders of Notes as of the close of business on the Record Date from $10 to $17.50 in cash for each $1,000 principal amount of Notes held on the Record Date for which consents have been received and accepted prior to the Expiration Date and not validly revoked.

•	As a result of the increase in the Consent Payment to $17.50, the U.S. federal income tax consequences will differ for Holders of Senior Notes for which the Consent Payment is received.

These changes are set out in greater detail in the following pages of this Supplement. This Supplement should be read in conjunction with the Consent Solicitation Statement. This Supplement amends, supplements and to the extent inconsistent, supersedes, the information contained in the Consent Solicitation Statement, the Consent Form and the other related documents previously mailed to you. Except as set forth herein, all terms and conditions of the Consent Solicitation remain unchanged and in full force and effect.

Holders that have not yet delivered their consents must still use the Consent Form previously mailed to such Holders to deliver their consents pursuant to the Consent Solicitation. Holders that have already properly delivered their consents pursuant to the Consent Solicitation need not take further action. Consents (whether previously or hereafter delivered) may only be revoked in the manner described in the Consent Solicitation Statement.

The Solicitation Agent for the Consent Solicitation is:

UBS Investment Bank

The date of this Supplement is June 6, 2006

DESCRIPTION OF AMENDMENTS TO THE CONSENT SOLICITATION STATEMENT

The fourth sentence from the bottom in the box on the cover page of the Consent Solicitation Statement is hereby amended and restated as follows:

Promptly after all the Conditions are satisfied, Appleton will pay all registered holders of Notes as of the close of business on the Record Date $17.50 in cash (the “Consent Payment”) for each $1,000 principal amount of Notes for which consents have been received and accepted prior to the Expiration Date and not validly revoked.

The first sentence with respect to “Payment of Consents” in the section “Summary—Summary of the Consent Solicitation” on page 8 is hereby amended and restated as follows:

Promptly after the Proposed Amendments become effective, Appleton will pay all Holders of Notes as of the close of business on the Record Date $17.50 in cash for each $1,000 principal amount of Notes held on the Record Date for which consents have been received and accepted prior to the Expiration Date and not validly revoked.

The section of the Consent Solicitation Statement entitled “Description of the Proposed Amendments” on page 10 is hereby amended and restated as follows:

DESCRIPTION OF THE PROPOSED AMENDMENTS

Set forth below is a brief description of the Proposed Amendments to the Indentures for which consents are being sought pursuant to this Consent Solicitation. The descriptions set forth below are qualified by reference to the full provisions of the existing Indentures and the provisions of each proposed Supplemental Indenture. Please see Exhibit C for the full text of the provisions of the Senior Supplemental Indenture and the Senior Subordinated Supplemental Indenture to be added, deleted or modified. The form of the Senior Supplemental Indenture (which may be modified or supplemented prior to the execution thereof in a manner that would not require additional consents under the Senior Note Indenture) to implement the Proposed Amendments contemplated hereby is contained in Exhibit A hereto. The form of the Senior Subordinated Supplemental Indenture (which may be modified or supplemented prior to the execution thereof in a manner that would not require additional consents under the Senior Subordinated Note Indenture) to implement the Proposed Amendments contemplated hereby is contained in Exhibit B hereto.

A.	The Proposed Amendments would amend Section 1.01 of the Senior Note Indenture and the Senior Subordinated Note Indenture by adding the definition “Adjusted Fixed Charge Coverage Ratio” to mean for any period the Fixed Charge Coverage Ratio of Paperweight for such period (determined on a pro forma basis), adjusted so that Fixed Charges is increased by the amount of the ESOP Distribution (as defined below) then being paid by Paperweight, and by all other ESOP Distributions made during the same fiscal quarter and during any of the three preceding fiscal quarters (acknowledging that the period for which such ESOP Distributions are so included will differ from the period of determination for the other components of Fixed Charges for the respective period being tested).

B.	The Proposed Amendments would amend Section 1.01 of the Senior Note Indenture and the Senior Subordinated Note Indenture by amending the definition of “Code” to include any successor of the Internal Revenue Code of 1986.

C.

The Proposed Amendments would amend Section 1.01 of the Senior Note Indenture and the Senior Subordinated Note Indenture by amending the definition of “Consolidated Cash Flow” to (1) clarify that (a) amortization includes the amortization of deferred debt issuance or modification costs, (b) other non-cash charges from employee compensation expenses arising from deferrals would include cash paid to the ESOP trustee, to the extent such cash is used to purchase Paperweight’s common stock and is returned to Appleton and (c) any requirement under applicable law or the ESOP Documentation that

Paperweight’s common stock be repurchased would not be construed to cause any “non-cash” charges from employee compensation expense to be treated as a “cash” expense; and (2) add back, for purposes of determining Consolidated Cash Flow for the respective period, severance charges, restructuring charges, and other similar charges to the extent such items were deducted in computing Consolidated Net Income.

D.	The Proposed Amendments would amend the definition of “Consolidated Net Income” in Section 1.01 of the Senior Note Indenture and the Senior Subordinated Note Indenture to provide that to the extent that Consolidated Net Income for any period is reduced by fees, expenses, costs and/or charges incurred in connection with consents, amendments, modifications, waivers, repayments and/or refinancings of Appleton’s indebtedness, such amounts shall be added back for purposes of determining Consolidated Net Income for such period.

E.	The Proposed Amendments would amend Section 1.01 of the Senior Note Indenture and the Senior Subordinated Note Indenture by amending the definition of “Fixed Charges” to provide that to the extent Fixed Charges for any period would otherwise include any amortization of fees or expenses paid in connection with consents, modifications or waivers to Appleton’s outstanding indebtedness or the related documentation, then amortization of such amounts shall be deducted (and excluded) from Fixed Charges for such period.

F.	The Proposed Amendments would amend Section 2.01(a) of the Senior Note Indenture and the Senior Subordinated Note Indenture, as well as the form of Senior Notes and Senior Subordinated Notes, to add a provision to the Notes providing that the Company will pay additional interest at the rates and for the periods provided in Section 2.13 (as described above).

G.	The Proposed Amendments would add a new provision Section 2.13 of the Senior Note Indenture and the Senior Subordinated Note Indenture to provide that at the time of making any ESOP Distribution (as defined below), the Company shall (1) calculate the Adjusted Fixed Charge Coverage Ratio for Paperweight’s most recently ended four full fiscal quarter for which internal financial statements are available immediately preceding the date on which the respective restricted payment is made, and (2) deliver such calculation to the Trustee within a required time period. So long as no Default exists as a result of a violation of the $45 million restricted payment basket described in clause L below, from and after the date of the delivery of a Compliance Certificate (as defined below) until the date of the delivery of the next Compliance Certificate, if the Adjusted Fixed Charge Coverage Ratio was less than 1.5:1, the per annum interest rate otherwise applicable to the Notes shall be increased by 1% per annum in excess of the rate otherwise then in effect, to the extent lawful. The rate increases pursuant to this clause shall not be cumulative, and the maximum increase at any time pursuant to this cause shall be limited to 1% per annum. Once the Adjusted Fixed Charge Coverage Ratio is greater than or equal to 1.5:1 (the “Adjusted Fixed Charge Coverage Ratio Test”) and the Company delivers the Compliance Certificate in the next or any subsequent period, however, this additional interest would no longer apply to the Notes. If the Company fails to deliver the Compliance Certificate within the time period required, then for the period from the date of required delivery of the Compliance Certificate until the respective Compliance Certificate is actually delivered, the Company shall be deemed to have delivered a Compliance Certificate showing an Adjusted Fixed Charge Coverage Ratio of less than 1.5:1. Notwithstanding anything to the contrary in this provision, during all periods when any Default exists as a result of a violation of the $45 million restricted payment basket described in clause L below, no additional interest shall accrue on the Notes pursuant to Section 2.13 of the Senior Note Indenture and the Senior Subordinated Note Indenture.

H.	The Proposed Amendments would amend Section 4.03(a) of the Senior Note Indenture and the Senior Subordinated Note Indenture to provide that the reports required to be furnished pursuant to the Indentures would be provided with respect to Paperweight, as opposed to Appleton.

I.	The Proposed Amendments would amend the compliance certificate covenant of the Indentures to add Section 4.04(d) of the Senior Note Indenture and the Senior Subordinated Note Indenture to require, within 10 Business Days after the making of any ESOP Distribution, the Company to deliver to the Trustee an Officers’ Certificate showing the calculation of the Adjusted Fixed Charge Coverage Ratio of Paperweight after giving effect to the making of the respective restricted payments.

J.	The Proposed Amendments would amend the restricted payments covenant of the Indentures under second clause (3) of Section 4.07(a) of the Senior Note Indenture and the Senior Subordinated Note Indenture to (1) exclude from the calculation of the general restricted payments basket under Section 4.07(a), Hardship Distributions (as defined below) that in the aggregate amount do not exceed $2 million in any fiscal year and ESOP Distributions that in the aggregate amount do not exceed $45 million during any period of four consecutive quarters described in clause L below and (2) provide that, for purposes of calculating the general restricted payments basket under Section 4.07(a), the calculation of aggregate net cash and non-cash proceeds received by Paperweight excludes any proceeds received by Paperweight from the ESOP after January 1, 2006 to the extent they constitute proceeds of employee deferrals which are invested by the ESOP in Paperweight common stock.

K.	The Proposed Amendments would amend the restricted payments covenant of the Indentures to add Section 4.07(b)(14) of the Senior Note Indenture and Section 4.07(b)(13) of the Senior Subordinated Note Indenture to provide that Paperweight may make restricted payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP to the extent representing “hardship” (as determined in accordance with the Code and the ESOP Documentation) distributions to the participants in the ESOP in accordance with the Code and the ESOP Documentation (“Hardship Distributions”), so long as the aggregate amount of such restricted payments shall not exceed $2 million in any fiscal year.

L.	The Proposed Amendments would amend the restricted payments covenant of the Indentures to add Section 4.07(b)(15) of the Senior Note Indenture and Section 4.07(b)(14) of the Senior Subordinated Note Indenture to provide that Paperweight may make restricted payments (the “ESOP Distributions”) to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP upon (a) a participant’s election to exercise his or her legal right to diversify a portion of the common stock held in the account and/or (b) a participant’s death, disability, resignation, dismissal or permanent layoff; so long as the aggregate amount of ESOP Distributions then being made pursuant to this clause, when aggregated with all other such ESOP Distributions made pursuant to this clause during the same fiscal quarter and during the three immediately preceding fiscal quarters would not exceed $45 million.

The payments to be made under Section 4.07(b)(15) of the Senior Note Indenture, and Section 4.07(b)(14) of the Senior Subordinated Note Indenture (each to be added as described in clause L above) can be summarized as follows:

Section 4.07(b)(15) (or (14), as the

case may be) Payments

	If less than or equal to:	If less than or equal to:	If greater than:	If greater than:
	$45 million	$45 million	$45 million	$45 million

	AND	AND	AND	AND

Adjusted Fixed Charge Coverage Ratio	If greater than or equal to:	If less than:	If less than:	If greater than or equal to:
	1.5:1	1.5:1	1.5:1	1.5:1
Action	Permitted Payment	Permitted Payment with Additional Interest	Payment creates a Default	Payment creates a Default

M.	The Proposed Amendments would amend the restricted payments covenant of the Indentures to add a new sentence to Section 4.07(b) of the Senior Note Indenture and the Senior Subordinated Note Indenture to provide that in the event that an item meets the criteria of more than one category of permitted restricted payments pursuant to Section 4.07(b) or may be made pursuant to Section 4.07(a) or as a Permitted Investment, the Company shall be permitted to classify such item on the date of the respective payment in any manner that complies with the restricted payment covenant for purposes of determining compliance with Section 4.07.

N.	The Proposed Amendments would amend Section 4.09(a) of the Senior Note Indenture and the Senior Subordinated Note Indenture to provide that the Fixed Charge Coverage Ratio would be of Paperweight rather than Appleton.

O.	The Proposed Amendments would amend Section 4.16(c) of the Senior Note Indenture and Section 4.17(c) of the Senior Subordinated Note Indenture to provide that, notwithstanding anything to the contrary contained therein, amendments, supplements or other modifications of the ESOP Documentation shall be permitted so long as the Board of Directors or an officer of Appleton determines in good faith on, or within 5 Business Days of, the date the respective amendment, supplement or modification becomes effective, that the respective such amendment, supplement or modification is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of Appleton and its Subsidiaries taken as whole.

The execution and delivery of the Senior Supplemental Indenture will be subject to (i) execution and delivery of the Bank Consent, (ii) the receipt by the Trustee of evidence satisfactory to it of the Requisite Consents with respect to the Senior Notes, and (iii) the satisfaction of certain other closing conditions. The execution and delivery of the Senior Subordinated Supplemental Indenture will be subject to (i) execution and delivery of the Bank Consent, (ii) the receipt by the Trustee of evidence satisfactory to it of the Requisite Consents with respect to the Senior Subordinated Notes, and (iii) the satisfaction of certain other closing conditions.

Appleton is unable to predict the effect, if any, that the Proposed Amendments would have on the market price of the Notes.

The first sentence in the third paragraph under the section entitled “The Consent Solicitation—General” on page 14 is hereby amended and restated as follows:

If the Requisite Consents are received by the Tabulation Agent, and if Appleton, the Trustee and the Guarantors execute and deliver the Supplemental Indentures and the Conditions are satisfied, Appleton will pay to each Registered Holder of Notes as of the close of business on the Record Date a one-time cash payment of $17.50 per $1,000 principal amount of Notes held on such date for which a consent has been delivered prior to the Expiration Date and not validly revoked.

The section of the Consent Solicitation Statement entitled “Certain U.S. Federal Income Tax Consequences” on page 17 is hereby amended and restated as follows:

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

In the opinion of White & Case LLP, Special Tax Counsel to Appleton, the following is a summary of certain U.S. federal income tax consequences of the Consent Solicitation that may be relevant to a beneficial owner of Notes that is a citizen or resident of the United States or a domestic corporation or otherwise subject to U.S. federal income tax on a net income basis in respect of the Notes (a “U.S. Holder”). The summary is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion does not deal with classes of Holders subject to special tax rates, and does not describe any tax consequences arising out of the laws of any state or local or non-U.S. jurisdiction. The discussion assumes that the Notes are held as “capital assets” within the meaning of section 1221 of the Code.

Effect of Proposed Amendments

Under general principles of federal income tax law, the modification of a debt instrument creates a deemed exchange upon which gain or loss is realized (a “Deemed Exchange”) if the modified debt instrument differs materially either in kind or in extent from the original debt instrument. A modification of a debt instrument that is not a “significant modification” does not create a Deemed Exchange.

Senior Notes For Which a Consent Payment is Received

The Consent Payment of $17.50 in cash for each $1,000 principal amount of Senior Notes for which a consent has been accepted (“Modified Senior Note”) will cause a Deemed Exchange of each such Senior Note for a new debt instrument (“New Instrument”) because the additional cash payment will constitute a significant modification as defined in Treasury Regulation section 1.1001-3 to the terms of such Notes for U.S. federal income tax purposes. The Deemed Exchange should be considered to be a recapitalization of Appleton. Accordingly, each U.S. Holder of a Modified Senior Note that receives a Consent Payment should recognize any gain not in excess of the amount of the Consent Payment received by the Holder, but not loss, for U.S. federal income tax purposes, upon the payment of the Consent Payment. Any gain recognized would be treated as a capital gain except to the extent of accrued market discount, if any, which will be treated as ordinary income. The New Instrument may be treated as issued with original issue discount (“OID”). If a New Instrument is treated as issued with OID, a U.S. Holder generally must include in gross income a portion of the total OID that accrues on each day the U.S. Holder holds the New Instrument, calculated under a constant yield method, regardless of whether such U.S. Holder’s method of accounting and without regard to the timing of actual payments.

Senior Notes For Which a Consent Payment is Not Received

With respect to Senior Notes for which a consent has not been received and accepted and for which no Consent Payment will be made, the modifications to the Senior Note Indenture pursuant to the Proposed Amendments, other than the provisions for additional interest in certain circumstances relating to ESOP-related payments, should not cause a Deemed Exchange of such Notes because such modifications will not constitute significant modifications to the terms of such Notes for U.S. federal income tax purposes as defined in Treasury Regulations section 1.1001-3. The modification to the Senior Note Indenture providing for the payment of additional interest in certain circumstances relating to ESOP-related payments will not cause a Deemed Exchange if such modification is not “economically significant” within the meaning of Treasury Regulations section 1.1001-3. Although there is no guidance regarding the determination of whether such modification would be treated as “economically significant” within the meaning of Treasury Regulations section 1.1001-3, if the likelihood that such additional interest would be paid is remote, such modification should not be treated as “economically significant.” Based on Appleton’s expectation that it will not violate the Adjusted Fixed Charge Coverage Ratio Test, such modification should not be treated as “economically significant.” Accordingly, a U.S. Holder of Senior Notes for which a Consent Payment is not received should not recognize any gain or loss, for U.S. federal income tax purposes, upon the adoption of the Proposed Amendments and should have the same adjusted tax basis and holding period in such Senior Notes after the adoption of the Proposed Amendments that such U.S. Holder had in such Notes immediately before such adoption.

If the modifications to the Senior Note Indenture pursuant to the Proposed Amendments were considered to be a significant modification as defined in Treasury Regulation section 1.1001-3 to the terms of such Notes for U.S. federal income tax purposes, each U.S. Holder of Senior Notes would be treated as exchanging each Senior Note for a New Instrument. Such Deemed Exchange should be considered to be a recapitalization of Appleton in which a U.S. Holder of a Senior Note for which a Consent Payment was not received would not recognize any gain or loss and the New Instrument issued in the Deemed Exchange may be treated as issued with OID. If a New Instrument is treated as issued with OID, a U.S. Holder generally must include in gross income a portion of the total OID that accrues on each day the U.S. Holder holds the New Instrument, calculated under a constant yield method, regardless of whether such U.S. Holder’s method of accounting and without regard to the timing of actual payments.

Senior Subordinated Notes For Which a Consent Payment is Received

The modifications to the Senior Subordinated Note Indenture pursuant to the Proposed Amendments, other than the provisions for additional interest in certain circumstances relating to ESOP-related payments, and the payment of the Consent Payments should not cause a Deemed Exchange of such Notes because such modifications do not constitute significant modifications to the terms of such Notes for U.S. federal income tax purposes as defined in Treasury Regulation section 1.1001-3. The modification to the Senior Subordinated Note Indenture providing for the payment of additional interest in certain circumstances relating to ESOP-related payments will not cause a Deemed Exchange if such modification is not “economically significant” within the meaning of Treasury Regulation section 1.1001-3. Although there is no guidance regarding the determination of whether such modification would be treated as “economically significant” within the meaning of Treasury Regulation section 1.1001-3, if the likelihood that such additional interest would be paid is remote, such modification should not be treated as “economically significant.” Based on Appleton’s expectation that it will not violate the Adjusted Fixed Charge Coverage Ratio Test, such modification should not be treated as “economically significant.” Accordingly, a U.S. Holder of Senior Subordinated Notes for which a Consent Payment is received should not recognize any gain or loss, for U.S. federal income tax purposes, upon the adoption of the Proposed Amendments and should have the same adjusted tax basis and holding period in the Senior Subordinated Notes after the adoption of the Proposed Amendments that such U.S. Holder had in the Notes immediately before such adoption.

The Consent Payment of $17.50 in cash for each $1,000 principal amount of Senior Subordinated Notes held by such U.S. Holder on the Record Date will be includible in a U.S. Holder’s gross income as ordinary income in accordance with the Holder’s usual method of tax accounting.

If the modifications to the Senior Subordinated Note Indenture pursuant to the Proposed Amendments were considered to be a Deemed Exchange of such Notes, the Deemed Exchange should be considered to occur in a recapitalization of Appleton. In such event, a U.S. Holder of such Notes for which a Consent Payment is received would recognize any gain not in excess of the amount of the Consent Payment received by the Holder, but not loss, on the Deemed Exchange and the resulting New Instrument issued in the exchange may be treated as issued with OID. If a New Instrument is treated as issued with OID, a U.S. Holder generally must include in gross income a portion of the total OID that accrues on each day the U.S. Holder holds the New Instrument, calculated under a constant yield method, regardless of such Holder’s method of accounting and without regard to the timing of actual payments.

Senior Subordinated Notes For Which a Consent Payment is Not Received

As discussed above, the modifications to the Senior Subordinated Note Indenture pursuant to the Proposed Amendments, other than the provisions for additional interest in certain circumstances relating to ESOP related payments, should not cause a Deemed Exchange of such Notes because such modifications do not constitute significant modifications to the terms of such Notes for U.S. federal income tax purposes as defined in Treasury Regulations section 1.1001-3. In addition, as discussed above, the modification to the Senior Subordinated Note

Indenture providing for the payment of additional interest in certain circumstances relating to ESOP related payments should not be treated as economically “significant.” Accordingly, a U.S. Holder of Senior Subordinated Notes for which a Consent Payment is not received should not recognize any gain or loss, for U.S. income tax purposes, upon the adoption of the Proposed Amendments and should have the same adjusted basis and holding period in the Senior Subordinated Notes after the adoption of the Proposed Amendments that such U.S. Holder had in the Notes immediately before such adoption.

If the modifications to the Senior Subordinated Note Indenture pursuant to the Proposed Amendments were considered to be a significant modification as defined in Treasury Regulation section 1.1001-3 to the terms of such Notes for U.S. federal income tax purposes, each U.S. Holder of Senior Subordinated Notes would be treated as exchanging each Senior Subordinated Note for a New Instrument. Such Deemed Exchange should be considered to be a recapitalization of Appleton in which a U.S. Holder of a Senior Subordinated Note for which a Consent Payment was not received would not recognize any gain or loss and the New Instrument issued in the Deemed Exchange may be treated as issued with OID. If a New Instrument is treated as issued with OID, a U.S. Holder generally must include in gross income a portion of the total OID that accrues on each day the U.S. Holder holds the New Instrument, calculated under a constant yield method, regardless of whether such U.S. Holder’s method of accounting and without regard to the timing of actual payments.

Backup Withholding

A U.S. Holder may be subject to backup withholding on the cash payments unless such U.S. Holder: (i) is a corporation or comes within certain other exempt categories and demonstrates this fact; or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a cash payment will be allowed as a credit against such Holder’s federal income tax liability and may entitle such U.S. Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. Holders

Beneficial owners of Notes who are not “United States persons” (within the meaning of section 7701(a)(30) of the Code) are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax exemption and refund procedures.

THE ABOVE SUMMARY IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSEQUENCES RELATING TO THE CONSENT SOLICITATION. NOTE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE TAX CONSEQUENCES OF THEIR PARTICULAR SITUATIONS.

Internal Revenue Service Circular 230 Disclosure

Pursuant to Internal Revenue Service Circular 230, we hereby inform you that this opinion was not intended or written by White & Case LLP to be used, and it cannot be used by any taxpayer, for the purpose of avoiding any penalties that may be imposed on the taxpayer. This opinion was written to support the marketing of the Transaction or matters addressed by our opinion. Taxpayers should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Exhibit A of the Consent Solicitation Statement is hereby amended and restated as follows:

Exhibit A

SECOND SUPPLEMENTAL INDENTURE

dated as of [                    ], 2006

among

APPLETON PAPERS INC.,

Issuer,

Each of the Guarantors named herein

and

U.S. Bank National Association,

as Trustee

8 1/8% Senior Notes due 2011

This SECOND SUPPLEMENTAL INDENTURE, dated as of [            ], 2006 (this “Second Supplemental Indenture”), is among Appleton Papers Inc., a Delaware corporation (the “Company”), U.S. Bank National Association, as trustee (the “Trustee”) and each of the Guarantors listed on Schedule A attached hereto (“Guarantors”).

W I T N E S S E T H :

WHEREAS, the Company, the Trustee and the Guarantors have entered into an Indenture, dated as of June 11, 2004 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), providing for the creation, execution, authentication and delivery of the 8 1/8% Senior Notes due 2011 (the “Notes”);

WHEREAS, the Company desires to supplement and amend the Indenture by modifying and deleting certain provisions thereof and by adding certain provisions thereto (collectively, the “Amendments”):

WHEREAS, the Company has obtained the consent of Holders of at least a majority in aggregate principal amount of the then outstanding Notes to the Amendments in accordance with Article 9 of the Indenture (the “Majority Noteholders”); and

WHEREAS, (i) the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture pursuant to Section 9.02 of the Indenture, (ii) all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms, including the filing with the Trustee of evidence of the consent of the Majority Noteholders, have been performed, and (iii) the execution and delivery of this Second Supplemental Indenture have been duly authorized in all respects;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee, for the benefit of the Holders of the Notes, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Second Supplemental Indenture shall have the meanings assigned to such terms in, or incorporated by reference into, the Indenture. For all purposes of this Second Supplemental Indenture, “Effective Date” shall mean the first day on which each of the Company, the Trustee and the Guarantors receives executed counterparts of this Second Supplemental Indenture.

ARTICLE II

AMENDMENTS

Section 2.01. Amendments to the Indenture. The Indenture is hereby amended, effective on the Effective Date, as follows:

(a) Section 1.01 of the Indenture is hereby amended by adding the following new defined term immediately after the definition of “Additional Notes” appearing therein:

“‘Adjusted Fixed Charge Coverage Ratio’ for any period shall mean the Fixed Charge Coverage Ratio of the Parent Entity for such period (determined on a pro forma basis as provided in the definition thereof); provided that the following adjustments shall be made in determining such Fixed Charge Coverage Ratio:

Fixed Charges shall be deemed to be increased by the amount of the Restricted Payment then being paid by the Parent Entity pursuant to Section 4.07(b)(15), as well as by the amount of all such Restricted Payments theretofore paid by the Parent Entity pursuant to said Section 4.07(b)(15) during the same fiscal quarter and during any of the three preceding fiscal quarters (it being acknowledged and agreed that the period for which such Restricted Payments are so included will differ from the period of determination for the other components of Fixed Charges for the respective period being tested).”

(b) The definition of “Code” contained in Section 1.01 of the Indenture is hereby amended by adding the phrase “(or any successor thereto)” immediately after the phrase “Code of 1986” appearing therein.

(c) The definition of “Consolidated Cash Flow” contained in Section 1.01 of the Indenture is hereby amended by (i) in clause (4) thereof, deleting the first parenthetical contained therein and inserting in lieu thereof the following new parenthetical:

“(including amortization of intangibles and the amortization of deferred debt issuance or modification costs, but excluding amortization of other prepaid cash expenses that were paid in a prior period)”,

(ii) redesignating existing clause (7) thereof as clause “(8)” and (iii) deleting clause (6) thereof and inserting in lieu thereof the following new clauses:

“(6) other non-cash charges from employee compensation expenses arising from the issuance of stock, options to purchase stock, deferrals (including if cash is paid to the ESOP trustee, to the extent such cash is used to purchase common stock of the Parent Entity and is returned to the Company) and stock appreciation rights, employer matching contributions pursuant to the ESOP (excluding any such expenses which relate to options or rights which, at the option of the holder thereof, may be settled in cash); provided that any requirement under applicable law or the ESOP Documentation that common stock of the Parent Entity be repurchased (whether at such time or in the future) shall not be construed to cause any expense as described above which would otherwise be “non-cash” to be treated as a “cash” expense; plus

(7) severance charges, restructuring charges and other similar charges that are shown in a separate line item in the Company’s financial statement or are quantified in footnotes thereto, to the extent such items were deducted in computing such Consolidated Net Income; minus”.

(d) The definition of “Consolidated Net Income” contained in Section 1.01 of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above, to the extent that Consolidated Net Income for any period is reduced by fees, expenses, costs and/or charges incurred in connection with consents, amendments, modifications, waivers, repayments and/or refinancings of Indebtedness, such amounts shall be added back for purposes of determining Consolidated Net Income for the respective period.”

(e) The definition of “Fixed Charges” contained in Section 1.01 of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above, to the extent Fixed Charges for any period would otherwise include any amortization of fees or expenses paid to obtain consents, modifications or waivers to outstanding Indebtedness or the documentation relating thereto, then the amortization of such amounts shall be deducted (and excluded) from Fixed Charges for such period.”

(f) Section 2.01(a) of the Indenture is hereby further amended by adding the following new paragraph immediately after the end thereof:

“Each Note issued pursuant to this Indenture shall be deemed to contain the modifications to the forms of Exhibits A-1 and A-2 hereto which have been adopted pursuant to Second Supplemental Indenture to this Indenture, and shall be entitled to increased interest at the times, and to the extent, provided in Section 2.13 hereof, notwithstanding the failure of any Note to contain such provisions.”

(g) Article 2 of the Indenture is hereby further amended by adding the following new Section 2.13 immediately after Section 2.12 thereof:

“Section 2.13. Additional Interest in Certain Circumstances.

At the time of the making of each Restricted Payment pursuant to Section 4.07(b)(15), the Company shall calculate the Adjusted Fixed Charge Coverage Ratio for the Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which the respective Restricted Payment is made, and shall be required to deliver a calculation thereof to the Trustee within the time period required by Section 4.04(d). So long as no Default exists as a result of a violation of said Section 4.07(b)(15), from and after the date of the delivery of any certificate pursuant to Section 4.04(d) until the date of the delivery of the next certificate pursuant to 4.04(d), if the Adjusted Fixed Charge Coverage Ratio as determined at the time of the respective Restricted Payment (and as shown in such certificate) was less than 1.5:1, the per annum interest rate otherwise applicable to the Notes shall be increased by 1% per annum in excess of the rate otherwise then in effect (i.e., the rate determined before giving effect to this Section 2.13, it being understood and agreed that rate increases pursuant to this Section 2.13 shall not be cumulative, and the maximum increase at any time pursuant to this Section 2.13 shall be limited to 1% per annum), to the extent lawful. If the Company fails to deliver any certificate required by Section 4.04(d) within the time period required thereby, then for the period from the date of required delivery of said certificate until the respective such certificate is actually delivered, the Company shall be deemed to have delivered a certificate showing an Adjusted Fixed Charge Coverage Ratio of less than 1.5:1. Notwithstanding anything to the contrary contained above, during all periods when any Default exists as a result of a violation of Section 4.07(b)(15), no additional interest shall accrue on the Notes pursuant to this Section 2.13.”

(h) Each of Exhibits A-1 and A-2 to the Indenture are hereby amended by adding as a new penultimate sentence to Section (1), or in the case of Exhibit A-2 as a new penultimate sentence to the first paragraph of Section (1), to the back of the respective Note the following new sentence:

“In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture.”

(i) Section 4.03(a) of the Indenture is hereby amended by (i) deleting the term “Company” each place it appears in clauses (1) and (2) thereof and inserting in lieu thereof the term “Parent Entity” and (ii) deleting the term “Company’s” appearing in clause (1) thereof and inserting in lieu thereof the term “Parent Entity’s”.

(j) Section 4.04 of the Indenture is hereby amended by adding the following new clause (d) immediately after clause (c) thereof:

“(d) So long as any of the Notes are outstanding, within ten (10) Business Days after the making of any Restricted Payment pursuant to Section 4.07(b)(15), the Company shall deliver to the Trustee an Officers’ Certificate showing the calculation of the Adjusted Fixed Charge Coverage Ratio of the Parent Entity after giving effect to the making of the respective Restricted Payment.”

(k) Second clause (3) of Section 4.07(a) of the Indenture is hereby amended by (i) deleting the phrase “permitted by” appearing therein and inserting in lieu thereof the phrase “made pursuant to”, (ii) deleting the phrase “and (13)” appearing therein and inserting in lieu thereof the phrase “, (13), (14) and (15)” and (iii) in clause (B) thereof, inserting immediately after the phrase “by the Parent Entity” contained therein the following phrase:

“(excluding any such proceeds received by the Parent Entity from the ESOP after January 1, 2006 to the extent same constitute proceeds of employee deferrals which are invested by the ESOP in common equity of the Parent Entity).”

(l) Section 4.07(b) of the Indenture is hereby amended by (i) in the introductory language thereof, inserting immediately after the phrase “So long as no Default has occurred and is continuing or would be caused thereby” the phrase “(except in the case of

Restricted Payments made pursuant to following clauses (14) and (15))”, (ii) deleting the word “and” appearing at the end of clause (12) thereof, (iii) deleting the period at the end of clause (13) thereof and inserting a semi-colon in lieu thereof, (iv) adding immediately after clause (13) thereof the following new clauses:

“(14) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP to the extent representing hardship (with “hardship” being determined in accordance with the Code and the ESOP Documentation) distributions to the participants in the ESOP in accordance with the Code and the ESOP Documentation; provided that the aggregate amount of all Restricted Payments made pursuant to this clause (14) shall not exceed $2,000,000 in any fiscal year of the Parent Entity; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (14); and

(15) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP upon (x) the election of such participants to diversify a portion of the common stock held in the account eligible for diversification under section 401(a)(28) of the Code (or any relevant successor provision) and/or (y) the death, disability, resignation, dismissal or permanent layoff of such participants; so long as the aggregate amount of the Restricted Payments then being made pursuant to this clause (15), when aggregated with all other such Restricted Payments made pursuant to this clause (15) during the same fiscal quarter and during the three immediately preceding fiscal quarters, would not exceed $45,000,000; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (15).”

and (iv) adding the following as the first sentence of the last paragraph of Section 4.07(b):

“For purposes of determining compliance with this Section 4.07, in the event that an item meets the criteria of more than one of the categories of permitted Restricted Payments pursuant to clauses (1) through (15) of Section 4.07(b), or may be made pursuant to Section 4.07(a) or as a Permitted Investment, the Company shall be permitted to classify such item on the date of the respective payment and will only be required to include the amount in the relevant clause or pursuant to the relevant defined term, although the Company may divide and classify an item in more than one category in any manner that complies with this Section 4.07.”

(m) Section 4.09(a) of the Indenture is hereby amended by deleting the phrase “Fixed Charge Coverage Ratio for the Company’s most recently ended four full fiscal quarters” contained therein and inserting in lieu thereof the phrase “Fixed Charge Coverage Ratio of the Parent Entity for the Parent Entity’s most recently ended four full fiscal quarters”.

(n) Section 4.16(c) of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above in this clause (c), amendments, supplements or other modifications of the ESOP Documentation shall be permitted so long as the Board of Directors or an Officer of the Company determines in good faith on, or within 5 Business Days of, the date the respective amendment, supplement or modification becomes effective, that the respective such amendment, supplement or modification is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as whole.”

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01. Conditions Precedent. The obligations of each of the parties hereto under this Second Supplemental Indenture shall be subject to the satisfaction (or waiver by such party) on or prior to the Effective Date of the following conditions precedent:

(a) Documents. This Second Supplemental Indenture shall be reasonably satisfactory to such party and shall, upon execution and delivery thereof, be in full force and effect.

(b) Authorization, Execution and Delivery of Agreements. This Second Supplemental Indenture and the Supplemental Indenture, dated as of [            ], 2006, to the Indenture governing the 9 3/4% Senior Subordinated Notes due 2014 among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Senior Subordinated Supplemental Indenture”) shall have been duly authorized, executed and available for delivery by each of the parties thereto (other than such party).

(c) Opinion. An Opinion of Counsel, dated the Effective Date, shall have been delivered to the Trustee, such opinion to be in form and substance reasonably satisfactory to the Trustee, in accordance with Section 12.04 of the Indenture.

(d) Officer’s Certificate. An Officer’s Certificate, dated the Effective Date, shall have been delivered to the Trustee, such Officer’s Certificate to be in form and substance reasonably satisfactory to the Trustee, in accordance with Section 12.04 of the Indenture.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Ratification of Indenture. The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 4.02. Severability of Provisions. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.03. Effect of Headings. The heading of the Articles, Sections, subsections, clauses and paragraphs hereof are for convenience of reference only and shall not affect the construction or interpretation of this Second Supplemental Indenture.

Section 4.04. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but all such counterparts shall together constitute but one and the same instrument.

Section 4.05. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 4.06. Benefit of Agreement. Nothing in this Second Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and thereunder, and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, the Second Supplemental Indenture or the Notes.

Section 4.07. Acknowledgement by Guarantors. Each of the undersigned Guarantors acknowledges and agrees to the provisions of this Second Supplemental Indenture, and agrees that its Note Guarantee shall apply to the Indenture and the Notes, each as amended hereby (including, without limitation, pursuant to Section 2.13 of the Indenture as added hereby).

IN WITNESS WHEREOF, the undersigned have caused this Second Supplemental Indenture to be duly executed as of this [__] day of [            ], 2006, by their respective representatives hereunto duly authorized.

APPLETON PAPERS INC.

By:
Name:
Title:

PAPERWEIGHT DEVELOPMENT CORP.

By:
Name:
Title:

C&H PACKAGING COMPANY, INC.

By:
Name:
Title:

AMERICAN PLASTICS COMPANY, INC.

By:
Name:
Title:

ROSE HOLDINGS LIMITED

By:
Name:
Title:

BEMROSE GROUP LIMITED

By:
Name:
Title:

THE HENRY BOOTH GROUP LIMITED

By:
Name:
Title:

BEMROSEBOOTH LIMITED

By:
Name:
Title:

HBGI HOLDINGS LIMITED

By:
Name:
Title:

BEMROSE SECURITY & PROMOTIONAL PRINTING LIMITED

By:
Name:
Title:

NEW ENGLAND EXTRUSION INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Schedule A

Guarantors

Paperweight Development Corp.

C&H Packaging Company, Inc.

American Plastics Company, Inc.

Rose Holdings Limited

Bemrose Group Limited

The Henry Booth Group Limited

BemroseBooth Limited

HBGI Holdings Limited

Bemrose Security & Promotional Printing Limited

New England Extrusion Inc.

Exhibit B of the Consent Solicitation Statement is hereby amended and restated as follows:

Exhibit B

SECOND SUPPLEMENTAL INDENTURE

dated as of [                    ], 2006

among

APPLETON PAPERS INC.,

Issuer,

Each of the Guarantors named herein

and

U.S. Bank National Association,

as Trustee

9 3/4% Senior Subordinated Notes due 2014

This SECOND SUPPLEMENTAL INDENTURE, dated as of [                    ], 2006 (this “Second Supplemental Indenture”), is among Appleton Papers Inc., a Delaware corporation (the “Company”), U.S. Bank National Association, as trustee (the “Trustee”) and each of the Guarantors listed on Schedule A attached hereto (“Guarantors”).

W I T N E S S E T H :

WHEREAS, the Company, the Trustee and the Guarantors have entered into an Indenture, dated as of June 11, 2004 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), providing for the creation, execution, authentication and delivery of the 9 3/4% Senior Subordinated Notes due 2014 (the “Notes”);

WHEREAS, the Company desires to supplement and amend the Indenture by modifying and deleting certain provisions thereof and by adding certain provisions thereto (collectively, the “Amendments”):

WHEREAS, the Company has obtained the consent of Holders of at least a majority in aggregate principal amount of the then outstanding Notes to the Amendments in accordance with Article 9 of the Indenture (the “Majority Noteholders”); and

WHEREAS, (i) the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture pursuant to Section 9.02 of the Indenture, (ii) all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms, including the filing with the Trustee of evidence of the consent of the Majority Noteholders, have been performed, and (iii) the execution and delivery of this Second Supplemental Indenture have been duly authorized in all respects;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee, for the benefit of the Holders of the Notes, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Second Supplemental Indenture shall have the meanings assigned to such terms in, or incorporated by reference into, the Indenture. For all purposes of this Second Supplemental Indenture, “Effective Date” shall mean the first day on which each of the Company, the Trustee and the Guarantors receives executed counterparts of this Second Supplemental Indenture.

ARTICLE II

AMENDMENTS

Section 2.01. Amendments to the Indenture. The Indenture is hereby amended, effective on the Effective Date, as follows:

(a) Section 1.01 of the Indenture is hereby amended by adding the following new defined term immediately after the definition of “Additional Notes” appearing therein:

“‘Adjusted Fixed Charge Coverage Ratio’ for any period shall mean the Fixed Charge Coverage Ratio of the Parent Entity for such period (determined on a pro forma basis as provided in the definition thereof); provided that the following adjustments shall be made in determining such Fixed Charge Coverage Ratio:

Fixed Charges shall be deemed to be increased by the amount of the Restricted Payment then being paid by the Parent Entity pursuant to Section 4.07(b)(14), as well as by the amount of all such Restricted Payments theretofore paid by the Parent Entity pursuant to said Section 4.07(b)(14) during the same fiscal quarter and during any of the three preceding fiscal quarters (it being acknowledged and agreed that the period for which such Restricted Payments are so included will differ from the period of determination for the other components of Fixed Charges for the respective period being tested).”

(b) The definition of “Code” contained in Section 1.01 of the Indenture is hereby amended by adding the phrase “(or any successor thereto)” immediately after the phrase “Code of 1986” appearing therein.

(c) The definition of “Consolidated Cash Flow” contained in Section 1.01 of the Indenture is hereby amended by (i) in clause (4) thereof, deleting the first parenthetical contained therein and inserting in lieu thereof the following new parenthetical:

“(including amortization of intangibles and the amortization of deferred debt issuance or modification costs, but excluding amortization of other prepaid cash expenses that were paid in a prior period)”,

(ii) redesignating existing clause (7) thereof as clause “(8)” and (iii) deleting clause (6) thereof and inserting in lieu thereof the following new clauses:

“(6) other non-cash charges from employee compensation expenses arising from the issuance of stock, options to purchase stock, deferrals (including if cash is paid to the ESOP trustee, to the extent such cash is used to purchase common stock of the Parent Entity and is returned to the Company) and stock appreciation rights, employer matching contributions pursuant to the ESOP (excluding any such expenses which relate to options or rights which, at the option of the holder thereof, may be settled in cash); provided that any requirement under applicable law or the ESOP Documentation that common stock of the Parent Entity be repurchased (whether at such time or in the future) shall not be construed to cause any expense as described above which would otherwise be “non-cash” to be treated as a “cash” expense; plus

(7) severance charges, restructuring charges and other similar charges that are shown in a separate line item in the Company’s financial statement or are quantified in footnotes thereto, to the extent such items were deducted in computing such Consolidated Net Income; minus”.

(d) The definition of “Consolidated Net Income” contained in Section 1.01 of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above, to the extent that Consolidated Net Income for any period is reduced by fees, expenses, costs and/or charges incurred in connection with consents, amendments, modifications, waivers, repayments and/or refinancings of Indebtedness, such amounts shall be added back for purposes of determining Consolidated Net Income for the respective period.”

(e) The definition of “Fixed Charges” contained in Section 1.01 of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above, to the extent Fixed Charges for any period would otherwise include any amortization of fees or expenses paid to obtain consents, modifications or waivers to outstanding Indebtedness or the documentation relating thereto, then the amortization of such amounts shall be deducted (and excluded) from Fixed Charges for such period.”

(f) Section 2.01(a) of the Indenture is hereby further amended by adding the following new paragraph immediately after the end thereof:

“Each Note issued pursuant to this Indenture shall be deemed to contain the modifications to the forms of Exhibits A-1 and A-2 hereto which have been adopted pursuant to Second Supplemental Indenture to this Indenture, and shall be entitled to increased interest at the times, and to the extent, provided in Section 2.13 hereof, notwithstanding the failure of any Note to contain such provisions.”

(g) Article 2 of the Indenture is hereby further amended by adding the following new Section 2.13 immediately after Section 2.12 thereof:

“Section 2.13. Additional Interest in Certain Circumstances.

At the time of the making of each Restricted Payment pursuant to Section 4.07(b)(14), the Company shall calculate the Adjusted Fixed Charge Coverage Ratio for the Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which the respective Restricted Payment is made, and shall be required to deliver a calculation thereof to the Trustee within the time period required by Section 4.04(d). So long as no Default exists as a result of a violation of said Section 4.07(b)(14), from and after the date of the delivery of any certificate pursuant to Section 4.04(d) until the date of the delivery of the next certificate pursuant to 4.04(d), if the Adjusted Fixed Charge Coverage Ratio as determined at the time of the respective Restricted Payment (and as shown in such certificate) was less than 1.5:1, the per annum interest rate otherwise applicable to the Notes shall be increased by 1% per annum in excess of the rate otherwise then in effect (i.e., the rate determined before giving effect to this Section 2.13, it being understood and agreed that rate increases pursuant to this Section 2.13 shall not be cumulative, and the maximum increase at any time pursuant to this Section 2.13 shall be limited to 1% per annum), to the extent lawful. If the Company fails to deliver any certificate required by Section 4.04(d) within the time period required thereby, then for the period from the date of required delivery of said certificate until the respective such certificate is actually delivered, the Company shall be deemed to have delivered a certificate showing an Adjusted Fixed Charge Coverage Ratio of less than 1.5:1. Notwithstanding anything to the contrary contained above, during all periods when any Default exists as a result of a violation of Section 4.07(b)(14), no additional interest shall accrue on the Notes pursuant to this Section 2.13.”

(h) Each of Exhibits A-1 and A-2 to the Indenture are hereby amended by adding as a new penultimate sentence to Section (1), or in the case of Exhibit A-2 as a new penultimate sentence to the first paragraph of Section (1), to the back of the respective Note the following new sentence:

“In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture.”

(i) Section 4.03(a) of the Indenture is hereby amended by (i) deleting the term “Company” each place it appears in clauses (1) and (2) thereof and inserting in lieu thereof the term “Parent Entity” and (ii) deleting the term “Company’s” appearing in clause (1) thereof and inserting in lieu thereof the term “Parent Entity’s”.

(j) Section 4.04 of the Indenture is hereby amended by adding the following new clause (d) immediately after clause (c) thereof:

“(d) So long as any of the Notes are outstanding, within ten (10) Business Days after the making of any Restricted Payment pursuant to Section 4.07(b)(14), the Company shall deliver to the Trustee an Officers’ Certificate showing the calculation of the Adjusted Fixed Charge Coverage Ratio of the Parent Entity after giving effect to the making of the respective Restricted Payment.”

(k) Second clause (3) of Section 4.07(a) of the Indenture is hereby amended by (i) deleting the phrase “permitted by” appearing therein and inserting in lieu thereof the phrase “made pursuant to”, (ii) deleting the phrase “and (12)” appearing therein and inserting in lieu thereof the phrase “, (12), (13) and (14)” and (iii) in clause (B) thereof, inserting immediately after the phrase “by the Parent Entity” contained therein the following phrase:

“(excluding any such proceeds received by the Parent Entity from the ESOP after January 1, 2006 to the extent same constitute proceeds of employee deferrals which are invested by the ESOP in common equity of the Parent Entity).”

(l) Section 4.07(b) of the Indenture is hereby amended by (i) in the introductory language thereof, inserting immediately after the phrase “So long as no Default has occurred and is continuing or would be caused thereby” the phrase “(except in the case of

Restricted Payments made pursuant to following clauses (13) and (14))”, (ii) deleting the word “and” appearing at the end of clause (11) thereof, (iii) deleting the period at the end of clause (12) thereof and inserting a semi-colon in lieu thereof, (iv) adding immediately after clause (12) thereof the following new clauses:

“(13) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP to the extent representing hardship (with “hardship” being determined in accordance with the Code and the ESOP Documentation) distributions to the participants in the ESOP in accordance with the Code and the ESOP Documentation; provided that the aggregate amount of all Restricted Payments made pursuant to this clause (13) shall not exceed $2,000,000 in any fiscal year of the Parent Entity; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (13); and

(14) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP upon (x) the election of such participants to diversify a portion of the common stock held in the account eligible for diversification under section 401(a)(28) of the Code (or any relevant successor provision) and/or (y) the death, disability, resignation, dismissal or permanent layoff of such participants; so long as the aggregate amount of the Restricted Payments then being made pursuant to this clause (14), when aggregated with all other such Restricted Payments made pursuant to this clause (14) during the same fiscal quarter and during the three immediately preceding fiscal quarters, would not exceed $45,000,000; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (14).”

and (iv) adding the following as the first sentence of the last paragraph of Section 4.07(b):

“For purposes of determining compliance with this Section 4.07, in the event that an item meets the criteria of more than one of the categories of permitted Restricted Payments pursuant to clauses (1) through (14) of Section 4.07(b), or may be made pursuant to Section 4.07(a) or as a Permitted Investment, the Company shall be permitted to classify such item on the date of the respective payment and will only be required to include the amount in the relevant clause or pursuant to the relevant defined term, although the Company may divide and classify an item in more than one category in any manner that complies with this Section 4.07.”

(m) Section 4.09(a) of the Indenture is hereby amended by deleting the phrase “Fixed Charge Coverage Ratio for the Company’s most recently ended four full fiscal quarters” contained therein and inserting in lieu thereof the phrase “Fixed Charge Coverage Ratio of the Parent Entity for the Parent Entity’s most recently ended four full fiscal quarters”.

(n) Section 4.17(c) of the Indenture is hereby amended by adding the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained above in this clause (c), amendments, supplements or other modifications of the ESOP Documentation shall be permitted so long as the Board of Directors or an Officer of the Company determines in good faith on, or within 5 Business Days of, the date the respective amendment, supplement or modification becomes effective, that the respective such amendment, supplement or modification is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as whole.”

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01. Conditions Precedent. The obligations of each of the parties hereto under this Second Supplemental Indenture shall be subject to the satisfaction (or waiver by such party) on or prior to the Effective Date of the following conditions precedent:

(a) Documents. This Second Supplemental Indenture shall be reasonably satisfactory to such party and shall, upon execution and delivery thereof, be in full force and effect.

(b) Authorization, Execution and Delivery of Agreements. This Second Supplemental Indenture and the Supplemental Indenture, dated as of [                    ], 2006, to the Indenture governing the 8 1/8% Senior Notes due 2011 among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Senior Supplemental Indenture”) shall have been duly authorized, executed and available for delivery by each of the parties thereto (other than such party).

(c) Opinion. An Opinion of Counsel, dated the Effective Date, shall have been delivered to the Trustee, such opinion to be in form and substance reasonably satisfactory to the Trustee, in accordance with Section 13.04 of the Indenture.

(d) Officer’s Certificate. An Officer’s Certificate, dated the Effective Date, shall have been delivered to the Trustee, such Officer’s Certificate to be in form and substance reasonably satisfactory to the Trustee, in accordance with Section 13.04 of the Indenture.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Ratification of Indenture. The Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 4.02. Severability of Provisions. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.03. Effect of Headings. The heading of the Articles, Sections, subsections, clauses and paragraphs hereof are for convenience of reference only and shall not affect the construction or interpretation of this Second Supplemental Indenture.

Section 4.04. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but all such counterparts shall together constitute but one and the same instrument.

Section 4.05. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 4.06. Benefit of Agreement. Nothing in this Second Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and thereunder, and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, the Second Supplemental Indenture or the Notes.

Section 4.07. Acknowledgement by Guarantors. Each of the undersigned Guarantors acknowledges and agrees to the provisions of this Second Supplemental Indenture, and agrees that its Note Guarantee shall apply to the Indenture and the Notes, each as amended hereby (including, without limitation, pursuant to Section 2.13 of the Indenture as added hereby).

IN WITNESS WHEREOF, the undersigned have caused this Second Supplemental Indenture to be duly executed as of this [__] day of [            ], 2006, by their respective representatives hereunto duly authorized.

APPLETON PAPERS INC.

By:
Name:
Title:

PAPERWEIGHT DEVELOPMENT CORP.

By:
Name:
Title:

C&H PACKAGING COMPANY, INC.

By:
Name:
Title:

AMERICAN PLASTICS COMPANY, INC.

By:
Name:
Title:

ROSE HOLDINGS LIMITED

By:
Name:
Title:

BEMROSE GROUP LIMITED

By:
Name:
Title:

THE HENRY BOOTH GROUP LIMITED

By:
Name:
Title:

BEMROSEBOOTH LIMITED

By:
Name:
Title:

HBGI HOLDINGS LIMITED

By:
Name:
Title:

BEMROSE SECURITY & PROMOTIONAL PRINTING LIMITED

By:
Name:
Title:

NEW ENGLAND EXTRUSION INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Schedule A

Guarantors

Paperweight Development Corp.

C&H Packaging Company, Inc.

American Plastics Company, Inc.

Rose Holdings Limited

Bemrose Group Limited

The Henry Booth Group Limited

BemroseBooth Limited

HBGI Holdings Limited

Bemrose Security & Promotional Printing Limited

New England Extrusion Inc.

Exhibit C of the Consent Solicitation Statement is hereby amended and restated as follows:

Exhibit C

Text of Indenture and Proposed Amendments

This exhibit shows the substantive changes which will be made to the Indentures upon the effectiveness of the applicable Proposed Amendments. The bold, double underlined text indicate new text that will be added to the Indentures upon the effectiveness of the Proposed Amendments and the strikethrough text indicates text from the Indentures that will be deleted upon the effectiveness of the Proposed Amendments. This exhibit is qualified in its entirety by reference to the form of Senior Supplemental Indenture attached as Exhibit A hereto and the form of Senior Subordinated Supplemental Indenture attached as Exhibit B hereto. Capitalized terms used but not defined in this document shall have the meanings set forth in the Indentures and the applicable Supplemental Indentures thereto, as applicable. Holders may request copies of the Indentures and/or the form of the Supplemental Indentures, as applicable from the Information Agent at the address and telephone number set forth on the back cover of this Consent Solicitation Statement.

Text of Proposed Amendments to the Senior Note Indenture

Pursuant to the Proposed Amendments, the following sections of the Senior Note Indenture will be amended to read in their entirety as follows:

Section 1.01 Definitions.

“Adjusted Fixed Charge Coverage Ratio” for any period shall mean the Fixed Charge Coverage Ratio of the Parent Entity for such period (determined on a pro forma basis as provided in the definition thereof); provided that the following adjustments shall be made in determining such Fixed Charge Coverage Ratio:

Fixed Charges shall be deemed to be increased by the amount of the Restricted Payment then being paid by the Parent Entity pursuant to Section 4.07(b)(15), as well as by the amount of all such Restricted Payments theretofore paid by the Parent Entity pursuant to said Section 4.07(b)(15) during the same fiscal quarter and during any of the three preceding fiscal quarters (it being acknowledged and agreed that the period for which such Restricted Payments are so included will differ from the period of determination for the other components of Fixed Charges for the respective period being tested).

“Code” means the Internal Revenue Code of ~~1986,~~1986 (or any successor thereto), as amended.

“Consolidated Cash Flow” means with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:

(1) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3) the Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income; plus

(4) depreciation, amortization (including amortization of intangibles and the amortization of deferred debt issuance or modification costs, but excluding amortization of other prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; plus

(5) transaction costs incurred in connection with the issuance of the notes, including without limitation, all charges in connection with the extinguishment of Indebtedness that are recorded within three months of the date of issuance of the notes, to the extent that such costs were deducted in computing such Consolidated Net Income; plus

(6) other non-cash charges from employee compensation expenses arising from the issuance of stock, options to purchase stock, deferrals (including if cash is paid to the ESOP trustee, to the extent such cash is used to purchase common stock of the Parent Entity and is returned to the Company) and stock appreciation rights, employer matching contributions pursuant to the ESOP (excluding any such expenses which relate to options or rights which, at the option of the holder thereof, may be settled in cash); provided that any requirement under applicable law or the ESOP Documentation that common stock of the Parent Entity be repurchased (whether at such time or in the future) shall not be construed to cause any expense as described above which would otherwise be “non-cash” to be treated as a “cash” expense; plus

(7) severance charges, restructuring charges and other similar charges that are shown in a separate line item in the Company’s financial statement or are quantified in footnotes thereto, to the extent such items were deducted in computing such Consolidated Net Income; minus

(~~7~~8) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business;

in each case, on a consolidated basis and determined in accordance with GAAP.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

(1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2) the Net Income of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3) the cumulative effect of a change in accounting principles will be excluded; and

(4) notwithstanding clause (1) above, the Net Income of any Unrestricted Subsidiary will be excluded, whether or not distributed to the specified Person or one of its Subsidiaries.

Notwithstanding anything to the contrary contained above, to the extent that Consolidated Net Income for any period is reduced by fees, expenses, costs and/or charges incurred in connection with consents, amendments, modifications, waivers, repayments and/or refinancings of Indebtedness, such amounts shall be added back for purposes of determining Consolidated Net Income for the respective period.

“Fixed Charges” means, with respect to any specified Person for any period, the sum, without duplication, of:

(1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to Hedging financings, and net of the effect of all payments made or received pursuant to Hedging Obligations in respect of interest rates; plus

(2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3) any interest accruing on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

(4) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP.

Notwithstanding anything to the contrary contained above, to the extent Fixed Charges for any period would otherwise include any amortization of fees or expenses paid to obtain consents, modifications or waivers to outstanding Indebtedness or the documentation relating thereto, then the amortization of such amounts shall be deducted (and excluded) from Fixed Charges for such period.

Section 2.01 Form and Dating.

(a) General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibits A1 and A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

Each Note issued pursuant to this Indenture shall be deemed to contain the modifications to the forms of Exhibits A-1 and A-2 hereto which have been adopted pursuant to Second Supplemental Indenture to this Indenture, and shall be entitled to increased interest at the times, and to the extent, provided in Section 2.13 hereof, notwithstanding the failure of any Note to contain such provisions.

(b) Global Notes. Notes issued in global form will be substantially in the form of Exhibits A1 or A2 hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form will be substantially in the form of Exhibit A1 hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

(c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Note, which will be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

(1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(b) hereof); and

(2) an Officers’ Certificate from the Company.

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note will be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee will cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

(3) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Note that are held by Participants through Euroclear or Clearstream.

Section 2.13. Additional Interest in Certain Circumstances.

At the time of the making of each Restricted Payment pursuant to Section 4.07(b)(15), the Company shall calculate the Adjusted Fixed Charge Coverage Ratio for the Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which the respective Restricted Payment is made, and shall be required to deliver a calculation thereof to the Trustee within the time period required by Section 4.04(d). So long as no Default exists as a result of a violation of said Section 4.07(b)(15), from and after the date of the delivery of any certificate pursuant to Section 4.04(d) until the date of the delivery of the next certificate pursuant to 4.04(d), if the Adjusted Fixed Charge Coverage Ratio as determined at the time of the respective Restricted Payment (and as shown in such certificate) was less than 1.5:1, the per annum interest rate otherwise applicable to the Notes shall be increased by 1% per annum in excess of the rate otherwise then in effect (i.e., the rate determined before giving effect to this Section 2.13, it being understood and agreed that rate increases pursuant to this Section 2.13 shall not be cumulative, and the maximum increase at any time pursuant to this Section 2.13 shall be limited to 1% per annum), to the extent lawful. If the Company fails to deliver any certificate required by Section 4.04(d) within the time period required thereby, then for the period from the date of required delivery of said certificate until the respective such certificate is actually delivered, the Company shall be deemed to have delivered a certificate showing an Adjusted Fixed Charge Coverage Ratio of less than 1.5:1. Notwithstanding anything to the contrary contained above, during all periods when any Default exists as a result of a violation of Section 4.07(b)(15), no additional interest shall accrue on the Notes pursuant to this Section 2.13.

Section 4.03 Reports.

(a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders of Notes or cause the Trustee to furnish to the Holders of Notes, within the time periods specified in the SEC’s rules and regulations:

(1) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the ~~Company~~Parent Entity were required to file reports, and, with respect to the annual information only, a report thereon by the ~~Company~~Parent Entity’s certified independent accountants; and

(2) all current reports that would be required to be filed with or furnished to the SEC on Form 8-K if the ~~Company~~Parent Entity were required to file such reports.

In addition, following the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company will file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the SEC will not accept such a filing) and will post the reports on its website within those time periods. The Company will at all times comply with TIA § 314(a).

If, at any time, after the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Company will nevertheless continue filing the reports specified in the preceding paragraph with the SEC within the time periods specified above unless the SEC will not accept such a filing. The Company will not take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Company’s filings for any reason, the Company will post the reports referred to in the preceding paragraph on its website within the time periods that would apply if the Company were required to file those reports with the SEC.

(b) If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by paragraph (a) of this Section 4.03 will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

(c) For so long as any Notes remain outstanding, if at any time they are not required to file with the SEC the reports required by paragraphs (a) and (b) of this Section 4.03, the Company and the Guarantors will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04 Compliance Certificate.

(a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers’ Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

(b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company’s independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

(c) So long as any of the Notes are outstanding, the Company will deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

(d) So long as any of the Notes are outstanding, within ten (10) Business Days after the making of any Restricted Payment pursuant to Section 4.07(b)(15), the Company shall deliver to the Trustee an Officers’ Certificate showing the calculation of the Adjusted Fixed Charge Coverage Ratio of the Parent Entity after giving effect to the making of the respective Restricted Payment.

Section 4.07 Restricted Payments.

(a) The Parent Entity and Company will not, and the Company will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any other payment or distribution on account of the Company’s or any of its Restricted Subsidiaries’ or the Parent Entity’s Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries or the Parent Entity) or to the direct or indirect holders of the Company’s or any of its Restricted Subsidiaries’ or the Parent Entity’s Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or dividends or distributions payable to the Company or a Restricted Subsidiary of the Company);

(2) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or the Parent Entity;

(3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of the Company or any Guarantor that is contractually subordinated to the Notes or to any Note Guarantee (excluding any intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or

(4) make any Restricted Investment

(all such payments and other actions set forth in these clauses (1) through (4) above being collectively referred to as “Restricted Payments”),

unless, at the time of and after giving effect to such Restricted Payment:

(1) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09(a) hereof; and

(3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries since the date of this Indenture (excluding Restricted Payments ~~permitted by~~made pursuant to clauses (2), (3), (5), (4), (6), (7), (8), (9), (10), (11), (12) ~~and~~, (13), (14) and (15) of paragraph (b) of this Section 4.07), is less than the sum, without duplication of:

(A) 50% of the Consolidated Net Income of Paperweight Development for the period (taken as one accounting period) from the beginning of the fiscal quarter during which the initial issue date of the Notes under this Indenture occurs to the end of the Parent Entity’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

(B) 100% of the aggregate net cash and non-cash proceeds received by the Parent Entity (excluding any such proceeds received by the Parent Entity from the ESOP after January 1, 2006 to the extent same constitute proceeds of employee deferrals which are invested by the ESOP in common equity of the Parent Entity) since the date of this Indenture as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

(C) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any); plus

(D) to the extent that any Unrestricted Subsidiary of the Company designated as such after the date of this Indenture is redesignated as a Restricted Subsidiary after the date of this Indenture, the Fair Market Value of the Company’s Investment in such Subsidiary as of the date of such redesignation; plus

(E) 50% of any dividends received by the Company or a Restricted Subsidiary of the Company that is a Guarantor after the date of this Indenture from an Unrestricted Subsidiary of the Company, to the extent that such dividends were not otherwise included in the Consolidated Net Income of the Company for such period.

(b) So long as no Default has occurred and is continuing or would be caused thereby (except in the case of Restricted Payments made pursuant to following clauses (14) and (15)), the provisions of Section 4.07(a) hereof will not prohibit:

(1) the payment of any dividend or the consummation of any irrevocable dividend within 60 days after the date of declaration of the dividend or the giving of notice, as the case may be, if at the date of declaration or notice the dividend payment would have complied with the provisions of this Indenture;

(2) the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company or the Parent Entity (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to the Company or the Parent Entity; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (3)(B) of Section 4.07(a) hereof;

(3) the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of the Company or any Guarantor that is contractually subordinated to the Notes or to any Note Guarantee with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

(4) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of the Company to the holders of its Equity Interests on a pro rata basis;

(5) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary of the Company held by any current or former officer, director or employee of the Company or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $1.0 million in any twelve-month period;

(6) the repurchase of Equity Interests deemed to occur upon the exercise of stock options to the extent such Equity Interests represent a portion of the exercise price of those stock options;

(7) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of the Company or any Restricted Subsidiary of the Company issued on or after the date of this Indenture in accordance with the Fixed Charge Coverage test described in Section 4.09 hereof;

(8) the payment of loans, advances, dividends or distributions by the Company to the Parent Entity to permit the Parent Entity to satisfy its legal obligations to pay taxes and administrative and other expenses incurred in the ordinary course of business; provided that such amounts are promptly used to pay such taxes and administrative and other expenses and, provided further, that such amounts may not exceed, without duplication, $1.0 million in the aggregate for payments to the Parent Entity in any twelve-month period;

(9) issuances of Capital Stock by Parent Entity to the ESOP in satisfaction of the employer matching obligation under the ESOP;

(10) the repayment of intercompany debt, the incurrence of which was permitted pursuant to Section 4.09 hereof;

(11) satisfaction of change of control and/or asset sale obligations on subordinated obligations once the Company has fulfilled its obligations relating to a Change of Control and/or Asset Sale under this Indenture;

(12) distributions by the Company to permit Paperweight Development to repay intercompany loans so long as the amount of any such distribution is simultaneously netted against amounts owing to the Company under such loans and no cash is paid as a result of any such distribution; ~~and~~

(13) other Restricted Payments in an aggregate amount not to exceed $10.0 million since the date of this Indenture;

(14) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP to the extent representing hardship (with “hardship” being determined in accordance with the Code and the ESOP Documentation) distributions to the participants in the ESOP in accordance with the Code and the ESOP Documentation; provided that the aggregate amount of all Restricted Payments made pursuant to this clause (14) shall not exceed $2,000,000 in any fiscal year of the Parent Entity; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (14); and

(15) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP upon (x) the election of such participants to diversify a portion of the common stock held in the account eligible for diversification under section 401(a)(28) of the Code (or any relevant successor provision) and/or (y) the death, disability, resignation, dismissal or permanent layoff of such participants; so long as the aggregate amount of the Restricted Payments then being made pursuant to this clause (15), when aggregated with all other such Restricted Payments made pursuant to this clause (15) during the same fiscal quarter and during the three immediately preceding fiscal quarters, would not exceed $45,000,000; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (15).

For purposes of determining compliance with this Section 4.07, in the event that an item meets the criteria of more than one of the categories of permitted Restricted Payments pursuant to clauses (1) through (15) of Section 4.07(b), or may be made pursuant to Section 4.07(a) or as a Permitted Investment, the Company shall be permitted to classify such item on the date of the respective payment and will only be required to include the amount in the relevant clause or pursuant to the relevant defined term, although the Company may divide and classify an item in more than one category in any manner that complies with this Section 4.07. The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 4.07 will be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors’ determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds $15.0 million.

Section 4.09 Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) The Parent Entity and Company will not, and the Company will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Company will not and will not permit the Parent Entity to issue any Disqualified Stock and the Parent Entity and the Company will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Company may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and the Guarantors may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio of the Parent Entity for the ~~Company~~Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 2.0 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or the preferred stock had been issued, as the case may be, at the beginning of such four-quarter period.

(b) The provisions of Section 4.09(a) hereof will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1) the incurrence by the Company and any Guarantor of additional Indebtedness and letters of credit under the Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) not to exceed $425.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under a Credit Facility or to repay any revolving credit Indebtedness under a Credit Facility and effect a corresponding commitment reduction thereunder pursuant to Section 4.10 hereof;

(2) the incurrence by the Parent Entity, the Company and its Restricted Subsidiaries of the Existing Indebtedness, including without limitation the Senior Notes issued on the date of this Indenture and the Exchange Notes and the related Note Guarantees to be issued pursuant to the Registration Rights Agreement;

(3) the incurrence by the Company and the Guarantors of Indebtedness represented by the Notes and the related Note Guarantees to be issued on the date of this Indenture and the related Exchange Notes and the related Note Guarantees to be issued pursuant to the Registration Rights Agreement;

(4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Company or any of its Restricted Subsidiaries, in each case incurred no later than 180 days after the date of such acquisition or the date of completion of such construction, installation or improvement, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of $25.0 million and 3.0% of Consolidated Tangible Assets at any time outstanding;

(5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under Section 4.09(a) hereof or clauses (2), (3), (4), (5) or (14) of this Section 4.09(b);

(6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

(a) if the Company or any Guarantor is the obligor on such Indebtedness and the payee is not the Company or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the Notes, in the case of the Company, or the Note Guarantee, in the case of a Guarantor; and

(b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary of the Company;

will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) the issuance by any of the Company’s Restricted Subsidiaries to the Company or to any of its Restricted Subsidiaries of shares of preferred stock; provided, however, that:

(a) any subsequent issuance or transfer of Equity Interests that results in any such preferred stock being held by a Person other than the Company or a Restricted Subsidiary of the Company; and

(b) any sale or other transfer of any such preferred stock to a Person that is not either the Company or a Restricted Subsidiary of the Company;

will be deemed, in each case, to constitute an issuance of such preferred stock by such Restricted Subsidiary that was not permitted by this clause (7);

(8) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations in the ordinary course of business;

(9) the guarantee by the Company or any of the Guarantors of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section

4.09; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Notes, then the Guarantee shall be subordinated or pari passu to the same extent as the Indebtedness guaranteed;

(10) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, performance and surety bonds, completion guarantees or similar arrangements in the ordinary course of business;

(11) the incurrence by the Company of Indebtedness or Obligations represented by or incurred pursuant to the Environmental Indemnity Agreements;

(12) Indebtedness of the Company or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, provided that such Indebtedness is satisfied within five business days of incurrence;

(13) Indebtedness arising from agreements of the Company or a Restricted Subsidiary or any Parent Entity providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Restricted Subsidiary, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed 20% of the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with a disposition; and

(14) the incurrence by the Company or any of the Guarantors of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (14), not to exceed $20.0 million.

For purposes of determining compliance with this Section 4.09, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (14) above, or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence and will only be required to include the amount and type of such Indebtedness in one of the above clauses, although the Company may divide and classify an item of Indebtedness in more than one of the types of Indebtedness, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this Section 4.09. Indebtedness under Credit Facilities outstanding on the date on which Notes are first issued and authenticated under this Indenture will initially be deemed to have been incurred on such date in reliance on the exception provided by clause (1) of the definition of Permitted Debt. The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Equity Interests as Indebtedness due to a change in accounting principles, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 4.09; provided, in each such case, that the amount of any such accrual, accretion or payment is included in Fixed Charges of the Company as accrued. Notwithstanding any other provision of this Section 4.09, the maximum amount of Indebtedness that the Company or any Restricted Subsidiary may incur pursuant to this Section 4.09 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

The amount of any Indebtedness outstanding as of any date will be:

(1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(2) the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(3) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A) the Fair Market Value of such assets at the date of determination, and

(B) the amount of the Indebtedness of the other Person.

Section 4.16 No Amendment to Fox River Indemnity Arrangements, Security Holders Agreements or ESOP Documentation

(a) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and Paperweight Development will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the terms and conditions of the Fox River Indemnity Arrangements other than to the extent necessary to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes; provided, however, that terms, other than the Economic Terms (as defined below), of the Relationship Agreement, the Assignment and Assumption Deed and the Credit Enhancement may be amended with the prior written consent of the Trustee, which consent shall be given only upon the receipt of:

(1) 30 days’ prior written notice of the proposed amendment, modification, waiver or alteration, describing the same in reasonable detail and providing any related documentation for the proposed implementation thereof;

(2) an Opinion of Counsel acceptable to the Trustee, to the effect that the proposed amendment, modification, waiver or alteration will not have an adverse effect on the legal rights of Arjo Wiggins Appleton (Bermuda) Limited, which is the policyholder under the Credit Enhancement, Paperweight Development Corp. and the Company under the Relationship Agreement or the Assignment and Assumption Deed, and does not have an adverse effect on the then remoteness of Arjo Wiggins (Bermuda) Holdings Limited and Arjo Wiggins Appleton (Bermuda) Limited from AWA and its other Affiliates for bankruptcy, substantive consolidation or similar purposes;

(3) an Officer’s Certificate on behalf of Paperweight Development Corp., certifying that it believes that the proposed amendment, modification, waiver or alteration is not adverse to Arjo Wiggins Appleton (Bermuda) Limited, Paperweight Development Corp. or the Company;

(4) an opinion from an investment bank of recognized national standing, to the effect that the proposed amendment, modification, waiver or alteration is not adverse, from a financial point of view, to Arjo Wiggins Appleton (Bermuda) Limited or to the Holders of the Notes and would not, in such investment bank’s opinion, result in any adverse effect on the trading or price of the Notes; and

(5) any additional opinions or certificates that the Trustee determines may reasonably be required given the circumstances of any proposed amendment, modification, waiver or alteration;

in each case, in form and substance acceptable to the Trustee.

Notwithstanding the foregoing, the Trustee shall not be requested to approve and shall not approve any amendment, modification, waiver or alteration of Section 2(h) of the Relationship Agreement providing for the conditions for Trustee consent or any of the following terms (the “Economic Terms”) of the Relationship Agreement, the Assignment and Assumption Deed and the Credit Enhancement:

(i) Section I—Insuring Agreement, Section II—Limits of Insurance, Section III—Conditions (other than Sections 3.d, 8, 9, 18 and 20 thereof) and all related definitions of the Credit Enhancement;

(ii) any provisions of the Assignment and Assumption Deed;

(iii) requirements for certificates of approval from the Trustee or other lenders contained in the Relationship Agreement or the Credit Enhancement;

(iv) the identity of the insurer under the Credit Enhancement; and

(v) changes in the jurisdiction of organization of Arjo Wiggins Appleton (Bermuda) Limited, which is the policyholder under the Credit Enhancement, to any jurisdiction other than as specified in Exhibit B to the Relationship Agreement.

(b) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and Paperweight Development will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the terms and conditions of the Security Holders Agreements other than to the extent necessary to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes.

(c) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and the Parent Entity will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the ESOP Documentation relating to the ESOP Component (as defined in the ESOP) except that the ESOP Documentation may be amended, supplemented or modified as may be required by law, or to maintain the tax qualified status of the ESOP or to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes; provided, however, that certain administrative, non-economic and other terms of the ESOP Documentation relating to the ESOP Component, not including the following provisions as they relate to the ESOP Component: (i) contributions to the ESOP (Article 3 of the ESOP), (ii) distributions to participants (Article 7 of the ESOP), (iii) amendment or termination of the ESOP (Articles 9 and 10 of the ESOP), (iv) eligibility (Section 2.1(d) of the ESOP), (v) the allowable amount of a participant’s Savings Percentage (as defined in the ESOP) (Section 2.2(a) of the ESOP), (vi) leased employees (Section 2.6 of the ESOP), (vii) the vesting schedule relating to specific accounts (Section 4.2 of the ESOP), (viii) special vesting rules (Section 4.3 of the ESOP), (ix) maximum amounts on annual additions (Section 5.4 of the ESOP), (x) limitation on deduction (Section 5.5 of the ESOP), (xi) the trust fund (Section 6.1 of the ESOP), (xii) diversification of ESOP accounts (Section 6.5 of the ESOP), (xiii) adjustment of ESOP accounts (Section 6.9(e) of the ESOP) and definitions related to items (i) through (xiii) of this subsection (c) as they relate to the ESOP Component, may be amended with the consent of the Trustee upon receipt of an Officer’s Certificate and an Opinion of Counsel, to the general effect that the proposed amendment is not adverse to Paperweight Development or the Company, and an opinion of an ESOP consultant, to the general effect that the proposed amendment will not accelerate the timing or amount of Paperweight Development’s obligations to repurchase common stock from employees terminating their participation in the ESOP Component. Notwithstanding anything to the contrary contained above in this clause (c), amendments, supplements or other modifications of the ESOP Documentation shall be permitted so long as the Board of Directors or an Officer of the Company determines in good faith on, or within 5 Business Days of, the date the respective amendment, supplement or modification becomes effective, that the respective such amendment, supplement or modification is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as whole.

Exhibit A-1 to the Senior Note Indenture

[Back of Note]

8 1/8% Senior Notes due 2011

(1) INTEREST. Appleton Papers Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 8 1/8% per annum from                     , 20     until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be                     , 20    . The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Exhibit A-2 to the Senior Note Indenture

[Back of Regulation S Temporary Global Note]

8 1/8% Senior Notes due 2011

(1) INTEREST. Appleton Papers Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 8 1/8% per annum from                     , 20     until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be                     , 20    . The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

Text of Proposed Amendments to the Senior Subordinated Note Indenture

Pursuant to the Proposed Amendments, the following sections of the Senior Subordinated Note Indenture will be amended to read in their entirety as follows:

Section 1.01 Definitions.

“Adjusted Fixed Charge Coverage Ratio” for any period shall mean the Fixed Charge Coverage Ratio of the Parent Entity for such period (determined on a pro forma basis as provided in the definition thereof); provided that the following adjustments shall be made in determining such Fixed Charge Coverage Ratio:

Fixed Charges shall be deemed to be increased by the amount of the Restricted Payment then being paid by the Parent Entity pursuant to Section 4.07(b)(14), as well as by the amount of all such Restricted Payments theretofore paid by the Parent Entity pursuant to said Section 4.07(b)(14) during the same fiscal quarter and during any of the three preceding fiscal quarters (it being acknowledged and agreed that the period for which such Restricted Payments are so included will differ from the period of determination for the other components of Fixed Charges for the respective period being tested).

“Code” means the Internal Revenue Code of ~~1986,~~1986 (or any successor thereto), as amended.

“Consolidated Cash Flow” means with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:

(1) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

(2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(3) the Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that such Fixed Charges were deducted in computing such Consolidated Net Income; plus

(4) depreciation, amortization (including amortization of intangibles and the amortization of deferred debt issuance or modification costs, but excluding amortization of other prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; plus

(5) transaction costs incurred in connection with the issuance of the notes, including without limitation, all charges in connection with the extinguishment of Indebtedness that are recorded within three months of the date of issuance of the notes, to the extent that such costs were deducted in computing such Consolidated Net Income; plus

(6) other non-cash charges from employee compensation expenses arising from the issuance of stock, options to purchase stock, deferrals (including if cash is paid to the ESOP trustee, to the extent such cash is used to purchase common stock of the Parent Entity and is returned to the Company) and stock appreciation rights, employer matching contributions pursuant to the ESOP (excluding any such expenses which relate to options or rights which, at the option of the holder thereof, may be settled in cash); provided that any requirement under applicable law or the ESOP Documentation that common stock of the Parent Entity be repurchased (whether at such time or in the future) shall not be construed to cause any expense as described above which would otherwise be “non-cash” to be treated as a “cash” expense; plus

(7) severance charges, restructuring charges and other similar charges that are shown in a separate line item in the Company’s financial statement or are quantified in footnotes thereto, to the extent such items were deducted in computing such Consolidated Net Income; minus

(~~7~~8) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business;

in each case, on a consolidated basis and determined in accordance with GAAP.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

(1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2) the Net Income of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3) the cumulative effect of a change in accounting principles will be excluded; and

(4) notwithstanding clause (1) above, the Net Income of any Unrestricted Subsidiary will be excluded, whether or not distributed to the specified Person or one of its Subsidiaries.

Notwithstanding anything to the contrary contained above, to the extent that Consolidated Net Income for any period is reduced by fees, expenses, costs and/or charges incurred in connection with consents, amendments, modifications, waivers, repayments and/or refinancings of Indebtedness, such amounts shall be added back for purposes of determining Consolidated Net Income for the respective period.

“Fixed Charges” means, with respect to any specified Person for any period, the sum, without duplication, of:

(1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to Hedging financings, and net of the effect of all payments made or received pursuant to Hedging Obligations in respect of interest rates; plus

(2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3) any interest accruing on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

(4) the product of (a) all dividends, whether paid or accrued and whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of the Company (other than Disqualified Stock) or to the Company or a Restricted Subsidiary of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP.

Notwithstanding anything to the contrary contained above, to the extent Fixed Charges for any period would otherwise include any amortization of fees or expenses paid to obtain consents, modifications or waivers to outstanding Indebtedness or the documentation relating thereto, then the amortization of such amounts shall be deducted (and excluded) from Fixed Charges for such period.

Section 2.01 Form and Dating.

(a) General. The Notes and the Trustee’s certificate of authentication will be substantially in the form of Exhibits A1 and A2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

Each Note issued pursuant to this Indenture shall be deemed to contain the modifications to the forms of Exhibits A-1 and A-2 hereto which have been adopted pursuant to Second Supplemental Indenture to this Indenture, and shall be entitled to increased interest at the times, and to the extent, provided in Section 2.13 hereof, notwithstanding the failure of any Note to contain such provisions.

(b) Global Notes. Notes issued in global form will be substantially in the form of Exhibits A1 or A2 hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form will be substantially in the form of Exhibit A1 hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note will represent such of the outstanding Notes as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

(c) Temporary Global Notes. Notes offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Note, which will be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

(1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note or an IAI Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(b) hereof); and

(2) an Officers’ Certificate from the Company.

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note will be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee will cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

(3) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Note that are held by Participants through Euroclear or Clearstream.

Section 2.13. Additional Interest in Certain Circumstances.

At the time of the making of each Restricted Payment pursuant to Section 4.07(b)(14), the Company shall calculate the Adjusted Fixed Charge Coverage Ratio for the Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which the respective Restricted Payment is made, and shall be required to deliver a calculation thereof to the Trustee within the time period required by Section 4.04(d). So long as no Default exists as a result of a violation of said Section 4.07(b)(14), from and after the date of the delivery of any certificate pursuant to Section 4.04(d) until the date of the delivery of the next certificate pursuant to 4.04(d), if the Adjusted Fixed Charge Coverage Ratio as determined at the time of the respective Restricted Payment (and as shown in such certificate) was less than 1.5:1, the per annum interest rate otherwise applicable to the Notes shall be increased by 1% per annum in excess of the rate otherwise then in effect (i.e., the rate determined before giving effect to this Section 2.13, it being understood and agreed that rate increases pursuant to this Section 2.13 shall not be cumulative, and the maximum increase at any time pursuant to this Section 2.13 shall be limited to 1% per annum), to the extent lawful. If the Company fails to deliver any certificate required by Section 4.04(d) within the time period required thereby, then for the period from the date of required delivery of said certificate until the respective such certificate is actually delivered, the Company shall be deemed to have delivered a certificate showing an Adjusted Fixed Charge Coverage Ratio of less than 1.5:1. Notwithstanding anything to the contrary contained above, during all periods when any Default exists as a result of a violation of Section 4.07(b)(14), no additional interest shall accrue on the Notes pursuant to this Section 2.13.

Section 4.03 Reports.

(a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders of Notes or cause the Trustee to furnish to the Holders of Notes, within the time periods specified in the SEC’s rules and regulations:

(1) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the ~~Company~~Parent Entity were required to file reports, and, with respect to the annual information only, a report thereon by the ~~Company~~Parent Entity’s certified independent accountants; and

(2) all current reports that would be required to be filed with or furnished to the SEC on Form 8-K if the ~~Company~~Parent Entity were required to file such reports.

In addition, following the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company will file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the SEC will not accept such a filing) and will post the reports on its website within those time periods. The Company will at all times comply with TIA § 314(a).

If, at any time, after the consummation of the Exchange Offer contemplated by the Registration Rights Agreement, the Company is no longer subject to the periodic reporting requirements of the Exchange Act for any reason, the Company will nevertheless continue filing the reports specified in the preceding paragraph with the SEC within the time periods specified above unless the SEC will not accept such a filing. The Company will not take any action for the purpose of causing the SEC not to accept any such filings. If, notwithstanding the foregoing, the SEC will not accept the Company’s filings for any reason, the Company will post the reports referred to in the preceding paragraph on its website within the time periods that would apply if the Company were required to file those reports with the SEC.

(b) If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by paragraph (a) of this Section 4.03 will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

(c) For so long as any Notes remain outstanding, if at any time they are not required to file with the SEC the reports required by paragraphs (a) and (b) of this Section 4.03, the Company and the Guarantors will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04 Compliance Certificate.

(a) The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers’ Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

(b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company’s independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

(c) So long as any of the Notes are outstanding, the Company will deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

(d) So long as any of the Notes are outstanding, within ten (10) Business Days after the making of any Restricted Payment pursuant to Section 4.07(b)(14), the Company shall deliver to the Trustee an Officers’ Certificate showing the calculation of the Adjusted Fixed Charge Coverage Ratio of the Parent Entity after giving effect to the making of the respective Restricted Payment.

Section 4.07 Restricted Payments.

(a) The Parent Entity and Company will not, and the Company will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any other payment or distribution on account of the Company’s or any of its Restricted Subsidiaries’ or the Parent Entity’s Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries or the Parent Entity) or to the direct or indirect holders of the Company’s or any of its Restricted Subsidiaries’ or the Parent Entity’s Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or dividends or distributions payable to the Company or a Restricted Subsidiary of the Company);

(2) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or the Parent Entity;

(3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of the Company or any Guarantor that is contractually subordinated to the Notes or to any Note Guarantee (excluding any intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or

(4) make any Restricted Investment

(all such payments and other actions set forth in these clauses (1) through (4) above being collectively referred to as “Restricted Payments”),

unless, at the time of and after giving effect to such Restricted Payment:

(1) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09(a) hereof; and

(3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries since the date of this Indenture (excluding Restricted Payments ~~permitted by~~made pursuant to clauses (2), (3), (5), (4), (6), (7), (8), (9), (10), (11), (12), (13), and (~~12~~14) of paragraph (b) of this Section 4.07), is less than the sum, without duplication of:

(A) 50% of the Consolidated Net Income of Paperweight Development for the period (taken as one accounting period) from the beginning of the fiscal quarter during which the initial issue date of the Notes under this Indenture occurs to the end of the Parent Entity’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

(B) 100% of the aggregate net cash and non-cash proceeds received by the Parent Entity (excluding any such proceeds received by the Parent Entity from the ESOP after January 1, 2006 to the extent same constitute proceeds of employee deferrals which are invested by the ESOP in common equity of the Parent Entity) since the date of this Indenture as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company); plus

(C) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any); plus

(D) to the extent that any Unrestricted Subsidiary of the Company designated as such after the date of this Indenture is redesignated as a Restricted Subsidiary after the date of this Indenture, the Fair Market Value of the Company’s Investment in such Subsidiary as of the date of such redesignation; plus

(E) 50% of any dividends received by the Company or a Restricted Subsidiary of the Company that is a Guarantor after the date of this Indenture from an Unrestricted Subsidiary of the Company, to the extent that such dividends were not otherwise included in the Consolidated Net Income of the Company for such period.

(b) So long as no Default has occurred and is continuing or would be caused thereby (except in the case of Restricted Payments made pursuant to following clauses (13) and (14)), the provisions of Section 4.07(a) hereof will not prohibit:

(1) the payment of any dividend or the consummation of any irrevocable dividend within 60 days after the date of declaration of the dividend or the giving of notice, as the case may be, if at the date of declaration or notice the dividend payment would have complied with the provisions of this Indenture;

(2) the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company or the Parent Entity (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to the Company or the Parent Entity; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (3)(B) of Section 4.07(a) hereof;

(3) the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of the Company or any Guarantor that is contractually subordinated to the Notes or to any Note Guarantee with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

(4) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of the Company to the holders of its Equity Interests on a pro rata basis;

(5) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary of the Company held by any current or former officer, director or employee of the Company or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $1.0 million in any twelve-month period;

(6) the repurchase of Equity Interests deemed to occur upon the exercise of stock options to the extent such Equity Interests represent a portion of the exercise price of those stock options;

(7) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of the Company or any Restricted Subsidiary of the Company issued on or after the date of this Indenture in accordance with the Fixed Charge Coverage test described in Section 4.09 hereof;

(8) the payment of loans, advances, dividends or distributions by the Company to the Parent Entity to permit the Parent Entity to satisfy its legal obligations to pay taxes and administrative and other expenses incurred in the ordinary course of business; provided that such amounts are promptly used to pay such taxes and administrative and other expenses and, provided further, that such amounts may not exceed, without duplication, $1.0 million in the aggregate for payments to the Parent Entity in any twelve-month period;

(9) issuances of Capital Stock by Parent Entity to the ESOP in satisfaction of the employer matching obligation under the ESOP;

(10) the repayment of intercompany debt, the incurrence of which was permitted pursuant to Section 4.09 hereof;

(11) distributions by the Company to permit Paperweight Development to repay intercompany loans so long as the amount of any such distribution is simultaneously netted against amounts owing to the Company under such loans and no cash is paid as a result of any such distribution; ~~and~~

(12) other Restricted Payments in an aggregate amount not to exceed $10.0 million since the date of this Indenture;

(13) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP to the extent representing hardship (with “hardship” being determined in accordance with the Code and the ESOP Documentation) distributions to the participants in the ESOP in accordance with the Code and the ESOP Documentation; provided that the aggregate amount of all Restricted Payments made pursuant to this clause (13) shall not exceed $2,000,000 in any fiscal year of the Parent Entity; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (13); and

(14) the Parent Entity may make Restricted Payments to satisfy its obligations to repurchase its common stock pursuant to the ESOP Documentation from accounts allocated to participants in the ESOP upon (x) the election of such participants to diversify a portion of the common stock held in the account eligible for diversification under section 401(a)(28) of the Code (or any relevant successor provision) and/or (y) the death, disability, resignation, dismissal or permanent layoff of such participants; so long as the aggregate amount of the Restricted Payments then being made pursuant to this clause (14), when aggregated with all other such Restricted Payments made pursuant to this clause (14) during the same fiscal quarter and during the three immediately preceding fiscal quarters, would not exceed $45,000,000; and the Company and its Restricted Subsidiaries may make Restricted Payments to (or on behalf of) the Parent Entity to enable it to make Restricted Payments permitted above in this clause (14).

For purposes of determining compliance with this Section 4.07, in the event that an item meets the criteria of more than one of the categories of permitted Restricted Payments pursuant to clauses (1) through (14) of Section 4.07(b), or may be made pursuant to Section 4.07(a) or as a Permitted Investment, the Company shall be permitted to classify such item on the date of the respective payment and will only be required to include the amount in the relevant clause or pursuant to the relevant defined term, although the Company may divide and classify an item in more than one category in any manner that complies with this Section 4.07. The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such

Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued by this Section 4.07 will be determined by the Board of Directors of the Company whose resolution with respect thereto shall be delivered to the Trustee. The Board of Directors’ determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the Fair Market Value exceeds $15.0 million.

Section 4.09 Incurrence of Indebtedness and Issuance of Preferred Stock.

(a) The Parent Entity and Company will not, and the Company will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Company will not and will not permit the Parent Entity to issue any Disqualified Stock and the Parent Entity and the Company will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Company may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and the Guarantors may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio of the Parent Entity for the ~~Company~~Parent Entity’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 2.0 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or the preferred stock had been issued, as the case may be, at the beginning of such four-quarter period.

(b) The provisions of Section 4.09(a) hereof will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1) the incurrence by the Company and any Guarantor of additional Indebtedness and letters of credit under the Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and its Restricted Subsidiaries thereunder) not to exceed $425.0 million less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under a Credit Facility or to repay any revolving credit Indebtedness under a Credit Facility and effect a corresponding commitment reduction thereunder pursuant to Section 4.10 hereof;

(2) the incurrence by the Parent Entity, the Company and its Restricted Subsidiaries of the Existing Indebtedness, including without limitation the Senior Notes issued on the date of this Indenture and the Exchange Notes and the related Note Guarantees to be issued pursuant to the Registration Rights Agreement;

(3) the incurrence by the Company and the Guarantors of Indebtedness represented by the Notes and the related Note Guarantees to be issued on the date of this Indenture and the related Exchange Notes and the related Note Guarantees to be issued pursuant to the Registration Rights Agreement;

(4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of the Company or any of its Restricted Subsidiaries, in each case incurred no later than 180 days after the date of such acquisition or the date of completion of such construction, installation or improvement, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of $25.0 million and 3.0% of Consolidated Tangible Assets at any time outstanding;

(5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under Section 4.09(a) hereof or clauses (2), (3), (4), (5) or (14) of this Section 4.09(b);

(6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

(a) if the Company or any Guarantor is the obligor on such Indebtedness and the payee is not the Company or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the Notes, in the case of the Company, or the Note Guarantee, in the case of a Guarantor; and

(b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary of the Company;

will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) the issuance by any of the Company’s Restricted Subsidiaries to the Company or to any of its Restricted Subsidiaries of shares of preferred stock; provided, however, that:

(a) any subsequent issuance or transfer of Equity Interests that results in any such preferred stock being held by a Person other than the Company or a Restricted Subsidiary of the Company; and

(b) any sale or other transfer of any such preferred stock to a Person that is not either the Company or a Restricted Subsidiary of the Company;

will be deemed, in each case, to constitute an issuance of such preferred stock by such Restricted Subsidiary that was not permitted by this clause (7);

(8) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations in the ordinary course of business;

(9) the guarantee by the Company or any of the Guarantors of Indebtedness of the Company or a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.09; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Notes, then the Guarantee shall be subordinated or pari passu to the same extent as the Indebtedness guaranteed;

(10) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, performance and surety bonds, completion guarantees or similar arrangements in the ordinary course of business;

(11) the incurrence by the Company of Indebtedness or Obligations represented by or incurred pursuant to the Environmental Indemnity Agreements;

(12) Indebtedness of the Company or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, provided that such Indebtedness is satisfied within five business days of incurrence;

(13) Indebtedness arising from agreements of the Company or a Restricted Subsidiary or any Parent Entity providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Restricted Subsidiary, other than guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed 20% of the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with a disposition; and

(14) the incurrence by the Company or any of the Guarantors of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (14), not to exceed $20.0 million.

For purposes of determining compliance with this Section 4.09, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (14) above, or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence and will only be required to include the amount and type of such Indebtedness in one of the above clauses, although the Company may divide and classify an item of Indebtedness in more than one of the types of Indebtedness, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this Section 4.09. Indebtedness under Credit Facilities outstanding on the date on which Notes are first issued and authenticated under this Indenture will initially be deemed to have been incurred on such date in reliance on the exception provided by clause (1) of the definition of Permitted Debt. The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Equity Interests as Indebtedness due to a change in accounting principles, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this Section 4.09; provided, in each such case, that the amount of any such accrual, accretion or payment is included in Fixed Charges of the Company as accrued. Notwithstanding any other provision of this Section 4.09, the maximum amount of Indebtedness that the Company or any Restricted Subsidiary may incur pursuant to this Section 4.09 shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

The amount of any Indebtedness outstanding as of any date will be:

(1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(2) the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(3) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A) the Fair Market Value of such assets at the date of determination, and

(B) the amount of the Indebtedness of the other Person.

Section 4.17 No Amendment to Fox River Indemnity Arrangements, Security Holders Agreements or ESOP Documentation

(a) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and Paperweight Development will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the terms and conditions of the Fox River Indemnity Arrangements other than to the extent necessary to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes; provided, however, that terms, other than the Economic Terms (as defined below), of the Relationship Agreement, the Assignment and Assumption Deed and the Credit Enhancement may be amended with the prior written consent of the Trustee, which consent shall be given only upon the receipt of:

(1) 30 days’ prior written notice of the proposed amendment, modification, waiver or alteration, describing the same in reasonable detail and providing any related documentation for the proposed implementation thereof;

(2) an Opinion of Counsel acceptable to the Trustee, to the effect that the proposed amendment, modification, waiver or alteration will not have an adverse effect on the legal rights of Arjo Wiggins Appleton (Bermuda) Limited, which is the policyholder under the Credit Enhancement, Paperweight Development Corp. and the Company under the Relationship Agreement or the Assignment and Assumption Deed, and does not have an adverse effect on the then remoteness of Arjo Wiggins (Bermuda) Holdings Limited and Arjo Wiggins Appleton (Bermuda) Limited from AWA and its other Affiliates for bankruptcy, substantive consolidation or similar purposes;

(3) an Officer’s Certificate on behalf of Paperweight Development Corp., certifying that it believes that the proposed amendment, modification, waiver or alteration is not adverse to Arjo Wiggins Appleton (Bermuda) Limited, Paperweight Development Corp. or the Company;

(4) an opinion from an investment bank of recognized national standing, to the effect that the proposed amendment, modification, waiver or alteration is not adverse, from a financial point of view, to Arjo Wiggins Appleton (Bermuda) Limited or to the Holders of the Notes and would not, in such investment bank’s opinion, result in any adverse effect on the trading or price of the Notes; and

(5) any additional opinions or certificates that the Trustee determines may reasonably be required given the circumstances of any proposed amendment, modification, waiver or alteration;

in each case, in form and substance acceptable to the Trustee.

Notwithstanding the foregoing, the Trustee shall not be requested to approve and shall not approve any amendment, modification, waiver or alteration of Section 2(h) of the Relationship Agreement providing for the conditions for Trustee consent or any of the following terms (the “Economic Terms”) of the Relationship Agreement, the Assignment and Assumption Deed and the Credit Enhancement:

(i) Section I—Insuring Agreement, Section II—Limits of Insurance, Section III—Conditions (other than Sections 3.d, 8, 9, 18 and 20 thereof) and all related definitions of the Credit Enhancement;

(ii) any provisions of the Assignment and Assumption Deed;

(iii) requirements for certificates of approval from the Trustee or other lenders contained in the Relationship Agreement or the Credit Enhancement;

(iv) the identity of the insurer under the Credit Enhancement; and

(v) changes in the jurisdiction of organization of Arjo Wiggins Appleton (Bermuda) Limited, which is the policyholder under the Credit Enhancement, to any jurisdiction other than as specified in Exhibit B to the Relationship Agreement.

(b) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and Paperweight Development will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the terms and conditions of the Security Holders Agreements other than to the extent necessary to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes.

(c) Without the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, the Company and the Parent Entity will not amend, supplement or otherwise modify, or permit the amendment, supplement or modification of (pursuant to a waiver, endorsement or otherwise) the ESOP Documentation relating to the ESOP Component (as defined in the ESOP) except that the ESOP Documentation may be amended, supplemented or modified as may be required by law, or to maintain the tax qualified status of the ESOP or to change a notice address or to cure any ambiguity, defect or inconsistency in a manner not in any respect adverse to the Holders of the Notes; provided, however, that certain administrative, non-economic and other terms of the ESOP Documentation relating to the ESOP Component, not including the following provisions as they relate to the ESOP Component: (i) contributions to the ESOP (Article 3 of the ESOP), (ii) distributions to participants (Article 7 of the ESOP), (iii) amendment or termination of the ESOP (Articles 9 and 10 of the ESOP), (iv) eligibility (Section 2.1(d) of the ESOP), (v) the allowable amount of a participant’s Savings Percentage (as defined in the ESOP) (Section 2.2(a) of the ESOP), (vi) leased employees (Section 2.6 of the ESOP), (vii) the vesting schedule relating to specific accounts (Section 4.2 of the ESOP), (viii) special vesting rules (Section 4.3 of the ESOP), (ix) maximum amounts on annual additions (Section 5.4 of the ESOP), (x) limitation on deduction (Section 5.5 of the ESOP), (xi) the trust fund (Section 6.1 of the ESOP), (xii) diversification of ESOP accounts (Section 6.5 of the ESOP), (xiii) adjustment of ESOP accounts (Section 6.9(e) of the ESOP) and definitions related to items (i) through (xiii) of this subsection (c) as they relate to the ESOP Component, may be amended with the consent of the Trustee upon receipt of an Officer’s Certificate and an Opinion of Counsel, to the general effect that the proposed amendment is not adverse to Paperweight Development or the Company, and an opinion of an ESOP consultant, to the general effect that the proposed amendment will not accelerate the timing or amount of Paperweight Development’s obligations to repurchase common stock from employees terminating their participation in the ESOP Component. Notwithstanding anything to the contrary contained above in this clause (c), amendments, supplements or other modifications of the ESOP Documentation shall be permitted so long as the Board of Directors or an Officer of the Company determines in good faith on, or within 5 Business Days of, the date the respective amendment, supplement or modification becomes effective, that the respective such amendment, supplement or modification is not reasonably likely to result in a material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as whole.

Exhibit A-1 to the Senior Subordinated Note Indenture

[Back of Note]

9  3/4% Senior Subordinated Notes due 2014

(1) INTEREST. Appleton Papers Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 9  3/4% per annum from                     , 20     until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be                     , 20    . The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Exhibit A-2 to the Senior Subordinated Note Indenture

[Back of Regulation S Temporary Global Note]

9  3/4% Senior Subordinated Notes due 2014

(1) INTEREST. Appleton Papers Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 9  3/4% per annum from                     , 20     until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be                     , 20    . The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. In addition, the Company will pay additional interest at the rates and for the periods provided in Section 2.13 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

Any questions regarding the terms of the Consent Solicitation may be directed to the Solicitation Agent.

The Solicitation Agent for the Consent Solicitation is:

UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

Attention: Liability Management Group

Collect: (203) 719-4210

Toll-free: (888) 722-9555 x4210

Requests for assistance or additional copies of this Consent Solicitation Statement, this Supplement, the Consent

Form and other related documents may be directed to the Information Agent.

The Information Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll free: (866) 952-2200

Consent Forms should be delivered to the Tabulation Agent as follows:

By Hand Delivery or Overnight Courier:	By Mail, First-class Postage Prepaid:

Global Bondholders Services Corporation	Global Bondholders Services Corporation
65 Broadway – Suite 723 New York, New York 10006	65 Broadway – Suite 723 New York, New York 10006

By Facsimile (Eligible Institutions Only):

(212) 430-3775/3779

Confirm by telephone:

(212) 430-3774